As filed, via EDGAR, with the Securities and Exchange Commission on June 19, 1998.
                                                               File No.:33-12738
                                                              ICA No.: 811-5063
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the  registrant  |X|
Filed by a party other than the  registrant | |
Check the  appropriate  box:
|X| Preliminary  proxy  statement      |_| Confidential,  for Use of the
|_| Definitive  proxy statement            Commission Only
|_| Definitive   additional   materials    (as  permitted  by  Rule 14a-6(e)(2))
|_| Soliciting  material  pursuant to Rule 14a-11(c) or Rule 14a-12

                          FUNDAMENTAL FIXED-INCOME FUND
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                                   Peter Song
                                   ----------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       |X| No fee required.
       |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

       |_| Fee paid previously with preliminary materials.

       |_| Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:

       (2) Form, schedule or registration statement no.:

       (3) Filing party:

       (4) Date filed:

                          Fundamental Fixed-Income Fund
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            The California Muni Fund
                             Fundamental Funds, Inc.
                              (New York Muni Fund)

                                  1675 Broadway
                            New York, New York 10019

                                                                   _______, 1998


Dear Shareholder:

                  A Special Meeting of Shareholders of Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series of Fundamental Fixed-Income Fund, The California Muni Fund and the New York Muni Fund series of Fundamental Funds, Inc. (the "Funds") will be held at ______________ New York, New York, at __________ (Eastern Time) on __________, 1998. Because this transaction affects five Funds and because much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient and cost-effective to prepare a single, "combined" Proxy Statement for use by shareholders of all of the Funds.

                  By the enclosed proxy materials you are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of the assets of your Fund to a separate newly-created series of The Tocqueville Trust (the "Tocqueville Trust"). As part of the transaction (collectively,the "Reorganization"), each shareholder of your Fund will receive a certain number of shares of the corresponding Tocqueville Trust series having the same aggregate value as the shares you owned in the Fund immediately prior to the Reorganization. Details of the proposed reorganization of your Fund, which is intended to be tax-free, are described in the Proxy Statement, to which you are asked to give your prompt attention.

               Under a SEPARATE Proxy Statement, Fundamental Portfolio Advisors, Inc. ("FPA") has asked you to vote AGAINST the Reorganization and FOR its proposals to amend the Articles of Incorporation with respect to the New York Muni Fund so that directors may be removed by a majority of votes cast by Shareholders; and with respect to each Fund, (i) terminating all plans formed under Rule 12b-1 of the Investment Company Act of 1940; (ii) removing all current Board Members; and (iii) electing new Board Members.

               THE REMAINING  INDEPENDENT BOARD MEMBERS URGE YOU TO VOTE FOR THE
REORGANIZATION,   THEREBY   RETAINING   TOCQUEVILLE  ASSET  MANAGEMENT  L.P.  AS
INVESTMENT ADVISER TO YOUR FUND.

               THE REMAINING INDEPENDENT BOARD MEMBERS URGE YOU TO VOTE AGAINST FPA'S PROPOSALS FOR THE FOLLOWING REASONS:


          1. The proposed Board Members have no prior mutual fund [or other public company] board experience, were never interviewed as to their qualifications to serve, but rather, were selected by Lance Brofman, the former Chief Portfolio Strategist of the Funds who was directed by the Independent Board Members in December 1996 to have no further involvement in the management or operation of the Funds.

          2. The new proposed Board Members can be expected to vote in favor of FPA as adviser to the Funds, notwithstanding FPA's poor record of performance and FPA's failure to disclose material information to the Board Members, as alleged in a pending administrative proceeding commenced by the Securities and Exchange Commission ("SEC") against FPA and its two principal shareholders, Vincent
               J. Malanga and Lance Brofman.

          3. FPA's poor long-term performance record as evidenced by last place rankings for all of the Funds for five-and ten-year periods designated by Lipper Analytical Services, Inc. ("Lipper") (with only one exception). FPA's poor performance record may be summarized as follows:

                    (i) According to Lipper, the New York Muni Fund, for the five-year period from 12/31/92 to 12/31/97 ("5 Year Period"), had a total cumulative reinvested performance of -2.84% which earned the Fund a ranking of 45th place out of 45 other New York municipal bond funds in its Lipper category. For the ten-year period from 12/31/87 to 12/31/97 ("10 Year Period"), the Fund had a total cumulative reinvested performance of 51.86%, which earned the Fund a ranking of 27th place out of 27 other municipal bond funds in its Lipper category.

                    (ii) According to Lipper,  the California Muni Fund, for the
                         5 Year Period, had a total cumulative reinvested performance of 26.49% which earned the Fund a ranking of 51st place out of 51 other California municipal bond funds in its Lipper Category. For the 10 Year Period, the Fund had a total cumulative reinvested performance of 86.42%, which earned the Fund a ranking of 30th place out of 30 other California municipal bond funds in its Lipper category.

                    (iii)According to Lipper,  the Tax Free Money Market Series,
                         for the 5 Year Period, had a total cumulative reinvested performance of 10.34% which earned the Fund a ranking of 98th place out of 98 other tax-exempt money market funds in its Lipper category. For the 10 Year Period, the Fund had a total cumulative reinvested performance of 37.73%, which earned the Fund a ranking of 62nd place out of 62 other tax-exempt money market funds in its Lipper category.

                    (iv) According  to Lipper,  the  High-Yield  Municipal  Bond
                         Series, for the 5 Year Period, had a total cumulative reinvested performance of 38.45% which earned the Fund a ranking of 14th place out of 21 other high-yield municipal bond funds in its Lipper category. For the 10 Year Period, the Fund had a total cumulative reinvested performance of 66.80%, which earned the Fund a ranking of 16th place out of 16 other high-yield municipal bond funds in its Lipper category.

                    (v) According to Lipper, the Fundamental U.S. Government Strategic Income Fund, for the 5 Year Period, had a total cumulative reinvested performance of 2.93% which earned the Fund a ranking of 42nd place out of 42 other government funds in its Lipper category (no returns for the 10 Year Period are available because the Fund has been in existence less than ten years).

                  On July 15, 1997 your Fund's Board unanimously approved each Plan and recommended that shareholders approve the transactions contemplated by them. The possibility of a transaction reorganizing your Fund into the Tocqueville Trust series was first presented to your Fund's Board in early 1997 and, after reviewing a number of alternative courses of action, the Board
Members at such time recommended that your Fund transfer its assets to a corresponding Tocqueville Trust series, in exchange for shares of the Tocqueville Trust series, and thereafter liquidate and dissolve.

                   The Boards' deliberations are described under "Proposal 1 -- Consideration of the Boards -- July 15 Approval." Based on certain occurrences described under "Subsequent Events" which became known after the Boards first unanimously approved the Plans, two former independent Board Members have concluded that the Reorganization is not in the best interest of the Funds and their shareholders. The sole interested Board Member has also concluded that the Reorganization is not in the best interest of the Funds and their shareholders, having changed his views in March, 1998. See "Views of the Interested Board Member." The Reorganization is proceeding because the remaining independent Board Members, which constitutes a majority of the remaining Boards, continues to believe that the Reorganization is in the best interest of the Funds and their shareholders. See "Views of the Remaining Independent Board Members."

                  The remaining independent Board Members of each Fund believe that the capabilities and resources of Tocqueville Asset Management L.P., adviser to the Tocqueville Trust, and Tocqueville Securities L.P., the distributor of shares of the Tocqueville Trust, may possibly provide greater economies of scale and diversity of investments if the proposed transaction is approved because your new Tocqueville Trust series has greater asset potential. Since the investment objectives and policies of your Fund and the Tocqueville Trust series are substantially identical, we expect that you will continue to be able to meet your personal investment objectives as a shareholder of the Tocqueville Trust series.

                  WE ASK YOU TO TAKE THE TIME TO CONSIDER THIS IMPORTANT MATTER AND VOTE NOW. IN ORDER TO MAKE SURE THAT YOUR VOTE IS REPRESENTED, PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENCLOSED ENVELOPE.

                  Your prompt response will ensure that your shares are counted at the meeting. Every vote counts! If you later find that you are able to attend the meeting in person, you may revoke your proxy at the meeting and vote in person.

                                                              Sincerely,



                                                              ------------------

                          FUNDAMENTAL FIXED-INCOME FUND
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            THE CALIFORNIA MUNI FUND
                             FUNDAMENTAL FUNDS, INC.
                              (New York Muni Fund)

                                  1675 Broadway
                            New York, New York 10019

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON ______, 1998

         A special meeting of the shareholders of Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series of Fundamental Fixed-Income Fund, The California Muni Fund and New York Muni Fund series of Fundamental Funds, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at ______ (Eastern time) at ______________ on ___________ 1998, for the purposes indicated below:

          1. With respect to each Fund, to approve an Agreement and Plan of Reorganization (the "Plan"), and the transactions contemplated thereby, providing for (i) the transfer of all the assets of the Fund into a separate newly-created series of The Tocqueville Trust (the "New Series") in exchange for shares of the New Series; (ii) the pro rata distribution of the shares of the New Series to the Shareholders of the Fund; and (iii) the dissolution of the Fund. A vote for approval of this proposal will authorize your Fund, as the sole shareholder of the New Series prior to the reorganization, to approve (a) the proposed investment advisory agreement for the New Series and (b) the proposed distribution plan for the shares of the New Series.

          2. With respect to Fundamental Funds, Inc., the New York Muni Fund Series, to amend the Articles of Incorporation so that directors may be removed without cause by a majority of votes cast by shareholders.

          3. With respect to each Fund, to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940 (the "12b-1 Plans").

          4.   With  respect  to each  Fund,  to remove  the all  current  Board
               Members.

          5.   With respect to each Fund, to elect new Board Members.

               In addition, to transact such other business as may properly come before the meeting or any adjournment thereof.

               Shareholders of record as of the close of business on ________ 1998 are entitled to receive notice of, and to vote at, the meeting and any and all adjournments thereof. Your attention is called to the accompanying Proxy Statement.

                                                   By Order of the Boards of The
                                                   Fundamental Funds



                                                   ------------------
_______, 1998

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          FUNDAMENTAL FIXED-INCOME FUND
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            THE CALIFORNIA MUNI FUND
                             FUNDAMENTAL FUNDS, INC.
                              (New York Muni Fund)

                                  1675 Broadway
                            New York, New York 10019

                                 PROXY STATEMENT


         The enclosed proxy is solicited by the Board of Trustees of Fundamental Fixed-Income Fund, on behalf of its Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series, the Board of Trustees of The California Muni Fund and the Board of Directors of Fundamental Funds, Inc. on behalf of its New York Muni Fund series (each, a "Fund" and, collectively, the "Funds"). Fundamental Fixed-Income Fund, The California Muni Fund and New York Muni Fund (referred to herein collectively as the "Fundamental Funds") are each registered open-end investment companies having their executive office at 1675 Broadway, New York, New York 10019. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Fundamental Funds or by appearing personally at the _______, 1998 special meeting of shareholders (the "Meeting").

         A COPY OF EACH FUND'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1997 (WHICH CONTAINS INFORMATION PERTAINING TO THE FUND) MAY BE OBTAINED, WITHOUT CHARGE, BY CALLING THE FUND'S TRANSFER AGENT, FIRSTAR TRUST COMPANY, MUTUAL FUND SERVICES, P.O. BOX 701, MILWAUKEE, WI 53201-0701 AT 1-800-322-6864.

         This combined Proxy Statement and notice of meeting and proxy card are first being mailed to shareholders on or about ______, 1998.


                                  INTRODUCTION

         The Meeting is being called to approve the reorganization of each Fund into a corresponding new series (each, a "New Series") of The Tocqueville Trust (the "Tocqueville Trust") by the transfer of substantially all of the assets of such Fund to the corresponding series of the Tocqueville Trust in exchange for shares of such series and to transact such other business as may properly come before the Meeting or any adjournment thereof.

DESCRIPTION OF VOTING

         Approval of the Proposal requires the affirmative vote of (i) with respect to the California Muni Fund and New York Muni Fund, a majority of each Fund's outstanding shares of beneficial interest/common stock ("Shares"), (ii) with respect to Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series, a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") of each Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of a Fund, whichever is less.

         Shareholders of record at the close of business on _________ 1998 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date, the Fundamental Funds had the number of Shares outstanding set forth below, each Share being entitled to one vote:

                                                                 Total Shares
                  Fund                                           Outstanding
                  ----                                           -----------

Fundamental U.S. Government Strategic Income Fund
High-Yield Municipal Bond Series
Tax-Free Money Market Series
The California Muni Fund
New York Muni Fund

         Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held. Shareholders holding a majority (one-third, with respect to The California Muni Fund) of the outstanding Shares of a Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business with respect to the Fund at the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. The issued and outstanding shares of the New York Muni Fund series constitute all of the issued and outstanding shares of Fundamental Funds, Inc. and the reorganization of the New York Muni Fund series into a corresponding series of the Tocqueville Trust will constitute a reorganization of Fundamental Funds, Inc. into the Tocqueville Trust.

         Any proxy which is properly executed and returned in time to be voted at the Meeting will be counted in determining whether a quorum is present with respect to a Fund and will be voted as marked. In the absence of any instructions, such proxy will be voted to approve the Proposal. If a quorum is not present at the Meeting with respect to a Fund, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later dated proxy to the address set forth on the cover page of this Proxy Statement, or by attending and voting at the Meeting.

         The cost of preparing and mailing proxy materials will be borne by________________. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Fundamental Funds or Tocqueville Asset Management L.P., the Fundamental Funds' interim manager ("Tocqueville"). ______________ has engaged ________________, on behalf of the Funds, to assist with proxy solicitations, at an estimated cost of $________.

         If the Proposal is approved, it is anticipated that it will become effective as soon as practical thereafter.


                             MATTERS TO BE ACTED ON


                                   PROPOSAL 1
              APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

         The Boards of the Fundamental Funds have approved Agreements and Plans of Reorganization (each a "Plan" and collectively, the "Plans") which provide for the reorganization (the "Reorganization") of the Fundamental U.S. Governmental Strategic Income Fund (the "Fundamental Government Fund") into the Tocqueville U.S. Government Strategic Income Fund Series (the "Tocqueville Government Series"), the High-Yield Municipal Bond Series (the "Fundamental High-Yield Fund") into the High-Yield Municipal Bond Fund Series (the
"Tocqueville High-Yield Series"), the Tax-Free Money Market Series (the "Fundamental Money Market Fund") into the Tocqueville Tax-Free Money Market Fund Series (the "Tocqueville Money Market Series"), The California Muni Fund (the "Fundamental California Fund") into the Tocqueville California Muni Fund Series (the "Tocqueville California Series") and New York Muni Fund (the "Fundamental New York Fund") into the New York Muni Fund Series (the "Tocqueville New York Series") of the Tocqueville Trust. The series of the Tocqueville Trust are referred to, collectively, as the "New Series." The New Series do not currently have any assets; they are being registered as series of the Tocqueville Trust for the sole purpose of receiving the assets of the corresponding Fund. Each New Series has substantially the same investment objectives, policies and restrictions as its corresponding Fund, except as described below in the subheading "Description of the New Series." However, each New Series will have the same investment adviser, distributor, transfer agent, custodian, counsel and auditors as its corresponding Fund. However, the Tocqueville Trust has a Board of Trustees which is different from the Boards of the Fundamental Funds.

         Each New Series has been organized and registered for the purpose of continuing the investment operations of its corresponding Fund. Because of the continuation of investment operations, and to avoid the need to call another shareholders' meeting after a Reorganization, shareholders of each Fund are also being asked to authorize the Fund, as the sole shareholder of the New Series prior to the Reorganization, to approve the proposed investment advisory agreement for the New Series and the proposed distribution plan for the New Series. A vote in favor of the Reorganization is also a vote to authorize the relevant Fund to take such actions. The issued and outstanding shares of Fundamental New York Fund constitute all of the issued and outstanding shares of Fundamental Funds, Inc. and the reorganization of the Fundamental New York Fund into the Tocqueville New York Series will constitute a reorganization of Fundamental Funds, Inc. into the Tocqueville Trust.

         Each Reorganization is described in the respective Agreement and Plan of Reorganization pertaining to the Reorganization and includes the transfer by the Fund (and in the case of Fundamental New York Fund, Fundamental Funds, Inc.) of substantially all of its assets to the corresponding New Series in exchange for a number of full and fractional shares of beneficial interest of the New Series having an aggregate net asset value equal to the aggregate net asset value of the Fund's shares, the assumption by the New Series of certain identified liabilities attributable to the Fund, the distribution by the Fund to its shareholders of the shares of the New Series, and the dissolution of the Fund (and, in the case of Fundamental New York Fund, Fundamental Funds, Inc.). The foregoing is a summary of each Reorganization and is subject to and qualified in its entirety by reference to the relevant Agreement and Plan of Reorganization pertaining to each Reorganization. A vote in favor of the Reorganization will constitute approval and authorization of each action and transaction included in the Reorganization.

         In the event the Reorganization is not approved by shareholders of a Fund and FPA's proposals also are not approved by shareholders of the same Fund, the Boards of the Fundamental Funds will consider what other course of action, if any, should be taken with respect to such Fund, which could include the adoption of a plan to liquidate such Fund.

         NO COMMISSIONS, SALES LOADS, REDEMPTION FEES OR OTHER SIMILAR CHARGES WILL BE INCURRED BY SHAREHOLDERS OF A FUND IN CONNECTION WITH THE REORGANIZATION. HOWEVER, AS DESCRIBED BELOW IN THE SUBHEADING "COMPARISON OF FEES AND EXPENSES," THE NEW SERIES AND THE FUNDS ARE SUBJECT TO RULE 12B-1 DISTRIBUTION FEES. FURTHERMORE, SHAREHOLDERS OF THE FUNDAMENTAL FUNDS WILL BE "GRANDFATHERED" BY THE TOCQUEVILLE TRUST AND GIVEN THE PERMANENT RIGHT TO PURCHASE ADDITIONAL SHARES OF THE NEW SERIES AND ALL OTHER SERIES OF THE TOCQUEVILLE TRUST AT NET ASSET VALUE, WITHOUT THE IMPOSITION OF COMMISSIONS, SALES LOADS, REDEMPTION FEES OR OTHER SIMILAR CHARGES.

Background

                  On  July  15,  1997,  the  Boards  of  the  Fundamental  Funds
unanimously approved the Plans and recommended that shareholders of each Fund approve the transactions contemplated by them. Prior to taking this action, the Board Members of the Fundamental Funds who were not "interested persons" of Fundamental Portfolio Advisors, Inc. ("FPA"), the former manager of the Funds, within the meaning of the 1940 Act (the "Independent Board Members"), retained an investment banking firm to seek fund organizations willing to manage the Funds and to submit requests for proposals. The Independent Board Members had concluded that it was unlikely that a majority of the Funds' Independent Board Members would approve the continuance of the then current management agreements beyond December 31, 1997. FPA advised the Independent Board Members that it had already received a proposal from Tocqueville contemplating investment company reorganizations pursuant to which Tocqueville would serve as successor investment adviser to the Funds. Therefore, in addition to submitting requests for proposals to mutual fund organizations recommended by the investment banking firm, a request for proposal was also submitted to Tocqueville.

                  In seeking alternative arrangements for the advisory role, the Independent Board Members were represented by independent counsel for the purpose of assisting them in reaching a determination and to review alternative courses of action available to the Funds.

                  AS DESCRIBED BELOW, ULTIMATELY, THE BOARDS' RECOMMENDED APPROVAL WAS NOT UNANIMOUS, WITH TWO FORMER INDEPENDENT BOARD MEMBERS AND ONE INTERESTED BOARD MEMBER CONCLUDING THAT PROCEEDING WITH THE REORGANIZATION IS NOT IN THE BEST INTEREST OF THE FUNDS AND THEIR SHAREHOLDERS. SEE "VIEWS OF FORMER BOARD MEMBERS," "VIEWS OF THE REMAINING INDEPENDENT BOARD MEMBERS," AND "VIEWS OF THE INTERESTED BOARD MEMBER."

CONSIDERATIONS OF THE BOARDS

         JULY 15 APPROVAL

           In determining, on July 15, 1997, to recommend approval of the proposed reorganization to shareholders of the Fundamental Funds, the Independent Board Members met separately with their independent counsel numerous times, inquired into a number of matters, and considered the factors set forth below, among others. The Boards considered the Reorganization at special meetings held on July 10 and July 15, 1997. At the special meeting of the Boards held on July 15, 1997 (the "July 15th Meeting"), the Board Members unanimously determined that the Reorganization and the Plans would not result in the dilution of the interests of, and would be in the best interest of, the shareholders of each Fund. Accordingly, the Board Members of the Fundamental Funds approved, and resolved to recommend to the shareholders of the Funds that they approve, the Reorganization and the Plans. The Board Members present at the July 15th Meeting constituted all of the Independent Board Members.

         Proposal 1, below, relates to the approval of a reorganization of the Funds into corresponding series of the Tocqueville Trust. In approving the proposed transaction, the Board Members, considering the best interest of the shareholders of the Funds, took into account all such factors as they deemed relevant, but gave no greater weight to any of the following factors.

         The Board Members, assisted by independent counsel and an investment banking firm, narrowed their review to the consideration of two mutual fund organizations and interviewed representatives of both organizations. At a special meeting of the Fund Boards held on July 10, 1997, representatives of one mutual fund organization indicated that they were prepared to proceed with their proposal only if all parties (each independent Board Member and FPA) unanimously agreed that they do so. Since the independent Board Members were split on their views, their attention was directed to Tocqueville, the second mutual fund organization under consideration. In making their decision to recommend Tocqueville as the new manager, the Board Members conducted several interviews with the principals of Tocqueville, as well as with the proposed portfolio manager. Among the factors considered were the nature and extent of the services to be furnished by Tocqueville; the advantages and possible disadvantages of having a manager which also serves other mutual funds and private accounts; the investment record of Tocqueville; possible economies of scale; comparative data as to advisory fees; Tocqueville's New York presence and interest in maintaining the integrity of the Funds; Tocqueville's intention to continue checkwriting privileges for all Funds, not solely for the Money Market Fund; Tocqueville's interest in employing certain Fundamental employees (compliance officer, trader and assistant to the portfolio manager, shareholder servicing agents and clerical personnel) to provide continuity of service to shareholders; the fact that Fund shareholders will be able to invest in other funds managed by Tocqueville, and thus will be offered convenient access to a broader range of investment opportunities; possible benefits to Tocqueville from serving as manager to the Funds; the financial resources and distribution capabilities of Tocqueville and the importance of obtaining high quality professional services for the Funds. The Board Members' decision to recommend approval of the proposed transaction by shareholders was based on the totality of the facts and circumstances; however, the following were the main points in Tocqueville's favor: (i) Tocqueville had a clear understanding of the Funds' portfolios; (ii) the other organization did not offer the same shareholder privileges that the Funds currently offer and that Tocqueville would continue to offer; and (iii) the Board Members had determined that Tocqueville would be able to provide superior levels of support and service to the Funds and their shareholders.

         The Board Members also considered the fact that the management services to be performed under the new investment advisory agreements are substantially similar to those under the Funds' then existing management agreements and that Tocqueville has voluntarily agreed to waive a portion of its fees or reimburse the Funds, if necessary, so that the expense ratio (excluding interest, incremental professional fees, incremental directors'/trustees' expenses and other extraordinary expenses) of each Fund for a period of two years following the consummation of the transaction does not exceed 3.36% for the Tocqueville Government Series, 6.48% for the Tocqueville High- Yield Series, 1.54% for the Tocqueville Money Market Series, 2.78% for the Tocqueville California Series and 1.77% for the Tocqueville New York Series. Each expense ratio cap is less than the expense ratio for the most recent fiscal year-end for the following Fundamental Funds: Fundamental Government Fund, Fundamental California Fund and Fundamental New York Fund and, absent voluntary waiver and/or reimbursement, less than the most current fiscal year-end expense ratio for Fundamental High-Yield and Fundamental Money Market Funds.

         The Board Members considered that the Reorganization will be accomplished by transferring the assets of each Fund to a corresponding New Series having substantially the same investment policies and objectives as those of such Fund and Tocqueville's representation that each New Series will be kept intact for at least two years following the consummation of the proposed transaction, subject to the overall direction of the Board of Trustees of the Tocqueville Trust.

         In addition to their attendance at the Board meetings held on July 10 and July 15, 1997, the Independent Board Members met separately with their counsel on such dates as well as upon a number of other occasions to consider the Reorganization. In conducting their evaluation, the Independent Board Members reviewed and discussed various materials provided pursuant to the requests for proposals and at the specific request of the Independent Board Members. Included among these materials were: (i) data concerning historical performance of the existing series of the Tocqueville Trust; (ii) comparative information with respect to expenses of the New Series, presented on a pro forma basis, and other mutual funds with similar investment objectives to those of the

Funds; (iii) biographical information concerning the Trustees of the Tocqueville Trust and the portfolio managers for the New Series; and (iv) information concerning the marketing capabilities of Tocqueville.

         The Board Members considered that there will be no sales charge imposed in effecting the Reorganization. In addition, by keeping the Funds together within the same family of funds, shareholders will benefit from the ability to make exchanges among the Funds and among the other series of the Tocqueville Trust without incurring sales charges. Also considered was the fact that the Reorganization is intended to qualify as a tax-free exchange.

         At the time of the July 15, 1997 meeting, the Board Members were advised that FPA and/or its affiliates agreed to provide certain services as part of the transition to Tocqueville as well as certain other services to shareholders of the Funds following completion of the Reorganization, to assist in assuring continuity for the shareholders in their dealings with the Funds. The Board Members also were advised that FPA and/or its affiliates were eligible to receive fees from Tocqueville for any bona fide services rendered to Tocqueville. Such fees were intended to compensate the Manager for maintaining relationships with shareholders during the transitional period both in advance of, and immediately following, the Reorganization, responding to shareholder inquiries and providing information on their investments, and for other shareholder liaison and consulting services as may have been provided to Tocqueville (collectively, "Consulting Services"). Any such compensation (at the expense of Tocqueville and not by the Funds or the New Series) may be paid for an unlimited duration. However, it should be noted that it was agreed that any such fees would not exceed 25 basis points per year of a Fund's average annual net assets, the maximum charges allowed by NASD Rules (the "Rules"), which Rules do not apply to FPA, Tocqueville, or to any other non-member of the NASD. In addition, the Rules do not apply to any amounts that may be paid by Tocqueville (i.e., the compensation for the Consulting Services) out of Tocqueville's own assets. The Funds do not currently pay any service fees to NASD members as compensation for providing personal service and maintenance of shareholder accounts.

         Other factors considered by the Boards in recommending shareholder approval of the Reorganization included, among other things:

         (1)      the terms and conditions of the Reorganization;

         (2) the federal tax consequences to the Funds, the New Series and the shareholders resulting from the proposed Reorganization, and the likelihood that no recognition of income, gain or loss for federal income tax purposes to the Funds, the New Series, or the shareholders will occur as a result thereof; and

         (3) that the interests of the shareholders of the Funds will not be diluted as a result of the proposed Reorganization.

         Based upon these factors, the Board Members unanimously determined that the transaction would not result in dilution of the interests of, and would be in the best interest of, the shareholders of each Fund and recommended that the shareholders of each Fund approve the Reorganization and the Plans.

         As described above, on July 15, 1997, the Boards unanimously approved the Reorganization. Based on certain occurrences described under "Subsequent Events" and "Views of the Interested Board Member" which became known after the Boards first approved the Plans, two former Independent Board Members and one Interested Board Member have concluded that the Reorganization is not in the best interest of the Funds and their shareholders. The Reorganization is proceeding because two Independent Board Members, which constitutes a majority of the Fund Boards, continue to believe that the Reorganization Plan is in the best interest of the Funds and their shareholders.

         SUBSEQUENT EVENTS

         ADMINISTRATIVE PROCEEDINGS. On or about October 24, 1997, the Commission filed a corrected order instituting public proceedings (the "Administrative Proceeding") pursuant to Section 8A of the Securities Act of 1933, Sections 15(b), 19(h), and 21C of the Securities Exchange Act of 1934, Sections 9(b) and (f) of the Investment Company Act, and Sections 203(e), (f) and (k) of the Investment Advisers Act of 1940 (the "Advisers Act") against FPA, Dr. Vincent J. Malanga, Dr. Lance M. Brofman and Fundamental Service Corporation ("FSC") (the "Respondents"). Mr. Bronfman is the former Chief Portfolio Strategist for the Funds and a 48.5% shareholder of FPA.

         The Administrative Proceeding relates to the activities of FPA, which is registered as an investment adviser since October 17, 1986. The Division of Enforcement alleges that false and misleading statements were made in the prospectus and sales literature of the Fundamental Government Fund. The Division of Enforcement further alleges that the Fundamental Government Fund was marketed as a relatively safe and conservative investment, designed to provide "high current income with minimum risk of principal and relative stability of net asset value; that as a U.S. government bond fund, interest rate risk posed the greatest risk to the Fund's net asset value ("NAV"); that according to the Fund's prospectus and sales materials, the Fund sought to limit that risk, and thus to maximize stability of NAV, by limiting the Fund's "duration" to three years or less; that the term "duration" generally refers to the sensitivity of the value of a security or a portfolio of securities to changes in interest rates (although measured in years, an instrument's duration is not necessarily the same as its term to maturity); that duration is a measure of the price sensitivity of a fixed income fund, such as a U.S. government bond fund, to changes in interest rates; that a portfolio with a low duration will be less sensitive to changes in interest rates than a high duration portfolio.

                  The Division of Enforcement further alleges that certain antifraud provisions of the federal securities laws were violated because the Fundamental Government Fund was marketed as a safe investment, offering relative stability of NAV ("low volatility"), when it was not; that contrary to the representations in the Fundamental Government Fund's prospectus and sales literature, the Fundamental Government Fund had a heightened sensitivity to changes in interest rates, due in large part to its substantial investment in inverse floating collateralized mortgage obligations ("inverse floaters"); that further, the Fundamental Government Fund's duration was not limited to three years or less; that when interest rates rose in 1994, the Fundamental Government Fund incurred substantial losses; that in 1994, the Fundamental Government Fund's NAV declined approximately 32%, significantly more than almost all other U.S. government bond funds.

                  The Division of Enforcement further alleges that this proceeding also involves Dr. Malanga's and Dr. Brofman's failure to disclose FPA's soft dollar arrangements to the Board of the Fundamental Government Fund and other Funds managed by FPA. The term "soft dollars" generally describes an arrangement whereby an investment adviser uses commission dollars generated by securities trades executed in advisory client accounts to pay for research, brokerage, or other products, services, or expenses, including soft dollar credits generated by syndicate designations.

                  Respondents filed a joint answer denying the Commission's allegations to the extent that they allege any wrongdoing or that they have violated antifraud provisions of the federal securities laws by marketing the Fundamental Government Fund as a safe investment, offering relative stability of NAV and further denying that the Fundamental Government Fund's investment in inverse floaters gave it a heightened sensitivity to changes in interest rates as opposed to other securities in which the Fundamental Government Fund could have appropriately invested. Respondents further denied that the Fundamental Government Fund's duration ever exceeded three years. Respondents further denied that their conduct with respect to soft dollars violated any law or regulation to warrant the proceedings initiated against them.

                  Respondents and the Division of Enforcement are engaged in discovery and expect the Administrative Proceeding to be tried in July 1998. If tried, FPA believes a decision will be made significantly after July 1998.

                  In the event the Commission prevails in the Administrative Proceeding, the Commission could, among other things, (i) bar FPA from acting as future adviser to the Funds, (ii) bar Dr. Malanga from associating with

FPA in any capacity and associating with any other investment adviser, or company, and (iii) bar Dr. Malanga from serving as a Board Member of any of the Funds.

         Relating to the same allegations, but separately, NASD Regulation, Inc. (the "NASD") entered into a Letter of Acceptance, Waiver and Consent with FSC, the former distributor of the Fundamental Government Fund, Dr. Malanga and Mr. David P. Wieder that imposed a total of $125,000 in fines and other stipulated sanctions on FSC, Dr. Malanga, and Wieder for distributing advertising materials for the Fundamental Government Fund that the NASD deemed to be false and misleading. All fines have been paid.

         As a stipulated non-monetary sanction FSC agreed that, for a period of three years, FSC will prefile all advertising and sales literature with the NASD Advertising Department before use, and will retain an outside consultant to report on FSC's compliance policies with respect to advertising and sales literature and other compliance policies. Dr. Malanga has also agreed to a 30-day suspension from associating, in any capacity, with any NASD member firm, which suspension has been completed.

         FSC, Dr. Malanga and the other FSC officer neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.

         CHRISTOPHER P. CULP. To assist in the investment management of the Funds following the transfer of portfolio management responsibilities from the portfolio manager to an investment committee, FPA arranged for Mr. Christopher
P. Culp to join the investment committee responsible for the selection of specific securities which the Funds may invest, hold, sell or exchange. Mr. Culp, a portfolio co-manager affiliated with Tocqueville, joined Dr. Vincent J. Malanga, a portfolio strategist affiliated with FPA, and Jane Tubis, a trading assistant affiliated with FPA, as members of the investment committee. Mr. Culp served on FPA's investment committee on an interim basis without compensation from February 18, 1997 until August 27, 1997, acting as the principal portfolio manager of the Funds. He did so in his capacity as an employee of FPA, representing to the Boards that he was working without salary or other compensation. At the same time, he continued to be employed by Tocqueville.

         Between April 17, 1997 and July 24, 1997, Mr. Culp engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of Fundamental New York Fund. Fundamental New York Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to Mr. Culp) were not justified and that Fundamental New York Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by Fundamental New York Fund's independent auditors, and upon the Board's own analysis, the Board directed that FPA terminate Mr. Culp's services as a portfolio manager. At the Board's request and in order to reimburse Fundamental New York Fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to Fundamental New York Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Commission and the NASD have been informed of these events by Tocqueville Securities.

         RECENT EVENTS

         APRIL 17, 1998 PROXY SOLICITING MATERIALS IN OPPOSITION TO THE REORGANIZATION. On April 17, 1998, FPA filed with the Commission, preliminary proxy soliciting materials opposing the Reorganization.

         APRIL 17,  1998  PROXY  STATEMENT  SEEKING  TO  REPLACE  THE  REMAINING
INDEPENDENT BOARD MEMBERS. On April 17, 1998, FPA also filed with the Commission, a second preliminary Proxy Statement seeking to remove and replace the current Board Members. On May 11, FPA filed with the Commission, a definitive version of the Proxy Statement that they had filed on April 17. Shortly thereafter, on May 14, FPA mailed to shareholders a Notice of Special Meeting to be held on May 29, 1998 (the "Special Meeting"), for the purposes noted in their Proxy

Statement. FPA did not, however, file a definitive copy of the Notice of Special Meeting with the Commission and did not inform the Remaining Independent Board Members of the calling of such Special Meeting. In response to FPA's actions, the Remaining Independent Board Members authorized and directed that Kramer, Levin, Naftalis & Frankel, the Funds' legal counsel, seek a temporary restraining order enjoining the Special Meeting.

         MAY 27, 1998 TEMPORARY RESTRAINING ORDER. On May 27, 1998, the Funds and James C. Armstrong, one of the Independent Board Members, commenced an action (referred to as the "Lawsuit") in the United States District Court for the Southern District of New York against Fundamental Portfolio Advisors, Inc. ("FPA") and its principal officer, directors and shareholders, Vincent J.
Malanga and Lance Brofman, to enjoin a Special Meeting of Shareholders then scheduled for May 29, 1998 (the "May 29 Special Meeting"). The Lawsuit sought to enjoin the defendants, and those acting in concert with them, from holding the May 29 Special Meeting, from voting shares or proxies obtained in violation of the Securities Exchange Act of 1934 (the "Exchange Act"), and from soliciting further proxies.

        The Funds obtained a temporary restraining order on May 27, 1998 entered by District Judge Richard Owen which enjoined the defendants, pending the hearing and determination of plaintiffs' application for a preliminary injunction, from holding the May 29 Special Meeting or any similar special meeting until further order of the Court; from voting any shares of the Funds except for purposes of adjourning the May 29 Special Meeting sine die or cancelling it; or from soliciting shareholders of the Funds for any additional proxies in connection with the May 29 Special Meeting. A hearing was scheduled for June 8, 1998 which was then adjourned by mutual consent to June 11, 1998.

         The Lawsuit charged violations of the Exchange Act and State law to the effect that FPA illegally noticed the May 29 Special Meeting; failed to have a proper record date set by the Board; circulated proxy materials that were inaccurate and misleading; and proposed to ask shareholders to vote on issues not properly before them. The Lawsuit charged Dr. Malanga with secretly and illegally calling the May 29 Special Meeting without notification to the Board and doing so for the purpose of perpetuating FPA's management agreements with the Funds in violation of his fiduciary duties as director and officer of the Funds. The Lawsuit further charged the defendants with failing to disclose that Lance Brofman, the former Chief Portfolio Strategist of the Funds, intended to resume his former role in managing the portfolios and had masterminded the attempt by FPA to take control of the Funds, including handpicking the proposed new Board members.

         On June 8, 1998, the Lawsuit was settled on an interim basis by the signing of a stipulation staying the Lawsuit for a period of 60 days during which time the defendants agreed to remain subject to the terms of the temporary restraining order. In that time, the Funds will file proxy materials with the Commission seeking a shareholder vote on the Reorganization and other matters and call a New Special Meeting for the purpose of placing before the shareholders issues raised in the FPA Proxy Material and the Funds' Proxy Material. All parties agreed to use their best efforts to insure that shareholders are provided a full and fair opportunity to consider and vote upon these proposals on a simultaneous basis. In addition, FPA waived any claims for damages or other relief against the Independent Board Members for any actions taken by them on July 15, 1997 and May 30, 1998 with respect to the Tocqueville Trust, Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

         MAY 30, 1998 BOARD MEETING. On May 30, 1998, the Boards held a Special Joint Board Meeting ("May 30 Meeting"). During the May 30 Meeting, the Boards did not approve the continuance of the Funds' management agreements then in effect with FPA. In addition, with respect to the Fundamental Fixed-Income Fund, the Boards did not approve the continuance of the following Funds' distribution agreements then in effect with FSC: Fundamental Government Fund, Fundamental High-Yield Fund, and Fundamental Money Market Fund. Consequently, all of these agreements expired on May 31, 1998.

         At the May 30 Meeting, the Boards approved Tocqueville as manager for the Fundamental Funds on an interim basis, effective June 1, 1998. Tocqueville has agreed to act as interim manager for a period of up to 120 days from its appointment on June 1, that is, to September 29, 1998. Mr. Drew Rankin of Tocqueville is currently managing the Fundamental Funds' assets and will be assisted by Mr. Kleinschmidt. Mr. Rankin has been a portfolio manager for approximately 17 years and has managed assets at Tocqueville since 1993. During the interim period, Tocqueville will manage the Fundamental Funds' assets at the same fee rates that were paid to FPA.

         In connection with the retention of Tocqueville as interim manager, the Boards also appointed Tocqueville Securities as distributor for the following three Fundamental Funds commencing June 1, 1998: Fundamental Government Fund, Fundamental High-Yield Fund, and Fundamental Money Market Fund. Tocqueville has agreed that, for a period of two years commencing June 1, 1998, it will not effect portfolio transactions on behalf of any of the Fundamental Funds through any affiliated broker-dealers, including Tocqueville Securities.

         At the May 30 Meeting, the Boards also approved the continuation of the Funds' plans of distribution under Rule 12b-1 of the 1940 Act ("12b-1 Plans"). The Boards directed, however, that no payments be made under the 12b-1 Plans at the present time.

         At the May 30 Meeting, the Boards approved amendments to the By-laws of The California Muni Fund and Fundamental Fixed-Income Fund to permit a person other than a trustee to hold the position of President of The California Muni Fund and Fundamental Fixed-Income Fund. In conjunction with these amendments to the Bylaws, the Boards removed Dr. Malanga as President of the Funds. The Boards also elected Mr. Joe Neuberger as Secretary of the Funds. Mr. Neuberger serves as Vice President and Manager of Fund Administration and Compliance Services at Firstar Trust Company, which serves as Administrator, Transfer Agent, and Custodian for the Funds.

         JUNE 2, 1998 BOARD MEETING. On June 2, 1998, the Boards held a Special Joint Board Meeting ("June 2 Meeting"). At the June 2 Meeting, the Boards elected Mr. Robert W. Kleinschmidt as President of the Funds. In addition, the Boards removed Dr. Malanga as Treasurer, Principal Financial Officer, and Accounting Officer, and elected Mr. Kieran Lyons of Tocqueville as Vice President and Chief Financial Officer of the Funds.

         JUNE 17, 1998 BOARD MEETING. On June 17, 1998, the Boards held a Special Joint Board Meeting which considered an amendment to the Articles of Incorporation of Fundamental Funds, Inc. which would permit the removal of directors without cause, an amendment that would make the Articles consistent with the current provisions of the Declarations of Trust of the Fundamental Fixed-Income Fund and The California Muni Fund. The Boards approved such an amendment and recommend such a change to the shareholders.

         INDEMNIFICATION. FPA and FSC on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payments during the fiscal year ended December 31, 1997 from three of the Fundamental Funds for attorneys' fees incurred by them in defending certain proceedings. The payments were as follows: Fundamental Government Fund (approximately $232,500); Fundamental New York Fund (approximately $50,000); and Fundamental California Fund (approximately $4,000). Upon learning of the payments, the Remaining Independent Board Members of the Fundamental Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them.

         On April 30,1998, the Indemnitees placed $106,863 into an escrow account pending clarification of certain legal issues. FPA and FSC have asserted that they waived fees during the year ended December 31, 1997 and that the amount placed in escrow should be net of any reimbursements already made to the Funds in the form of fees foregone. Upon learning that only $106,863 was placed into an escrow account on behalf of the Funds, the Remaining Independent Board Members referred FPA and FSC to their prior directive and asked that the entire amount of all payments received by such entities ($286,500) be placed into said escrow account. To date, FPA has failed to escrow the entire amount directed by the Boards.

         VIEWS OF FORMER BOARD MEMBERS

         As a result of the circumstances described under "Subsequent Events," the Boards reexamined the appropriateness of proceeding with the Reorganization. After consideration, Messrs. James A. Bowers and Clark L. Bullock, two former Independent Board Members, determined, for the reasons set forth below, that proceeding with the Reorganization with Tocqueville was not in the best interest of the Funds and their shareholders:

o Lack of Experienced Portfolio Manager. Messrs. Bowers and Bullock's original determination to vote in favor of the Reorganization was greatly dependent on the confidence they had in Mr. Culp's ability to manage the portfolios of Fundamental New York Fund and Fundamental California Fund. During the six-month period ended August 27, 1997, Mr. Culp had been managing the portfolios of these Funds and made regular presentations to the Boards at which he described his investment approach and detailed his trading discipline. Messrs. Bowers and Bullock believed that Mr. Culp managed the portfolios well and that, because of his presence, Tocqueville -- which otherwise had no experience managing investment companies investing in municipal obligations ("Municipal Bond Funds") -- could properly perform its investment advisory duties on behalf of these Funds after the Reorganization. Mr. Culp is no longer employed by Tocqueville. Messrs. Bowers and Bullock believe that Tocqueville has not demonstrated that it now has investment professionals with sufficient experience managing Municipal Bond Funds to warrant proceeding with the Reorganization, although representatives of Tocqueville have indicated their intention to seek to hire such person or persons. Furthermore, while they have no factual basis to believe other Tocqueville personnel violated any laws in connection with the actions taken by Mr. Culp, Messrs. Bowers and Bullock are concerned about transferring responsibility for managing the Fund's assets to Tocqueville until it has been demonstrated that there were no other violations, that the staff of the Commission does not intend to investigate Tocqueville in connection with these matters and that Tocqueville has put in place internal controls to ensure that its activities on behalf of the New Series would not violate any laws.

o Excessive Fees. In connection with the Board Members' approval of the Reorganization at the July 15th Meeting, representatives of Tocqueville and FPA advised the Boards that Tocqueville intended to engage FPA to perform Consulting Services in connection with the Funds' existing shareholders and to pay FPA a fee at the rate of .25% annually of the assets of Fund shareholders remaining in the New Series after the Reorganization. Tocqueville advised the Boards in writing that these fees would be paid only for bona fide services rendered.

         Messrs. Bowers and Bullock believed, at the time of the July 15, 1997 approval, that FPA intended to maintain its organization with staff to service Fund shareholders. The Board thereafter was advised that FPA intended only to retain the services of its principal shareholders, Drs. Vincent J. Malanga and Lance M. Brofman (the Board having determined in December, 1996, that Dr. Brofman should have nothing to do with the Funds' operations), and two other employees to perform these functions.

         Messrs. Bowers and Bullock believe it is inappropriate for Tocqueville to pay Drs. Brofman and Malanga and two other employees an annual fee of approximately $425,000 (based on current asset levels) for Consulting Services and that some portion of that amount should be retained by shareholders in the form of lower management or other fees. The other Board Members disagreed.

o        Failure to Consider  Alternatives.  In light of the foregoing,  Messrs.
Bowers and Bullock requested that the Boards attempt to determine whether representatives of another mutual fund complex that had proposed, on or about July 15, 1997, to enter into a transaction with the Funds similar to the Reorganization were interested in pursuing a transaction. The other Board Members determined not to do so. Messrs. Bowers and Bullock believe it would have been in the best interest of shareholders to make this inquiry and seek alternatives to Tocqueville.

         Because of the Board Members' failure to act in a manner which they believe is consistent with shareholders' interest, Messrs. Bullock and Bowers have tendered their resignations as Board Members and their resignations have been accepted effective November 2 and 3, 1997, respectively.

         VIEWS OF THE REMAINING INDEPENDENT BOARD MEMBERS.

         The factual assertions that frame the conclusion reached by two former Independent Board Members, that proceeding with the Reorganization is not in the best interests of the Funds and their shareholders in light of the above referenced events, are that (i) Tocqueville does not now have experienced municipal bond fund portfolio managers; (ii) the Boards need to further evaluate Tocqueville's internal compliance control system and personnel; (iii) a portion of the payments for Consulting Services intended to be paid to the principal shareholders and two other employees of FPA for any bona fide services to be rendered are excessive and should be retained by shareholders of the Funds in the form of lower management or other fees; and (iv) the remaining Board Members failed to consider pursuing a transaction similar to the Reorganization with another mutual fund organization. Messrs. James C. Armstrong and L. Greg Ferrone ("Remaining Independent Board Members") believe that the concerns of the two former Board Members were both unwarranted and premature and rather believe that the Reorganization is in the best interest of the Funds and their shareholders for the reasons set forth below. At the time of the July 15th Meeting and until sometime in March, 1998, Dr. Malanga shared the views of the Remaining Independent Board Members. However, after reviewing the testimony that Mr. Culp made to the Commission, Dr. Malanga concluded that the Reorganization is not in the best interest of the Funds and their shareholders. See "Views of the Interested Board Member."

o LACK OF EXPERIENCED PORTFOLIO MANAGER. It should be noted that in evaluating the Tocqueville proposal, the Remaining Independent Board Members (and Dr. Malanga at the time of the July 15 Meeting) placed a great deal of emphasis upon the depth of Tocqueville's investment staff and the number and status of its personnel and service providers devoted to legal and accounting compliance. While the Remaining Independent Board Members (and Dr. Malanga) were confident that Mr. Culp had adequate knowledge and experience with respect to managing the Fundamental Government Fund and the three municipal bond fund portfolios, the Remaining Independent Board Members (and Dr. Malanga) considered the entire Tocqueville organization. The Remaining Independent Board Members (and Dr. Malanga) did not vote for Mr. Culp's investment acumen alone. This is why the Fund Boards reviewed the investment performance of every series of the Tocqueville Trust and not just Tocqueville Government Fund, the one fund that Mr. Culp co-managed with Mr. Robert Kleinschmidt, Tocqueville's President.

         Tocqueville currently manages approximately $____ million in investment assets. Of such amount, $____ million represents investments in fixed-income obligations and $____ million represents management of four mutual fund portfolios. Tocqueville's assets under management in municipal bond obligations will vary as a function of asset allocation, but usually range between $__ million and $___million. Tocqueville currently has 8 investment professionals on its staff, including portfolio managers, traders and analysts of whom 4 have substantial experience managing municipal bond portfolios and 4 of whom have experience in managing mutual fund portfolios. At the September 9, 1997 meeting of the Fund Boards, Mr. Kleinschmidt represented that Tocqueville, following consummation of the Reorganization, planned to hire an additional junior research analyst experienced in municipal bond obligations, a decision that was reached prior to the events leading to Mr. Culp's departure. At such meeting, Mr. Kleinschmidt also stated that he is willing to personally co-manage the New Series with Mr. Drew Rankin, a senior investment person with approximately 17 years of experience in municipal bond portfolios, together with the additional support of an experienced investment management team, and research capability; that Tocqueville has adequate capital resources to perform all of its obligations under the proposed management agreements with the New Series and the ability to attract and retain investment personnel with proven ability, including Mr. Culp's replacement. The Remaining Independent Board Members believe that, while unfortunate and regrettable, Mr. Culp's actions do not taint or impinge upon the professionalism, advisory or other capabilities of Tocqueville. In addition, the Remaining Independent Board Members believe, based on the representations of Mr. Kleinschmidt and their interview of Mr. Rankin, that Mr. Rankin and other individuals currently employed by Tocqueville are eminently capable of managing the New Series, and that Mr. Culp's termination will not affect the advisory services to be provided to the Funds.

         Mr. Rankin has been a portfolio manager with Tocqueville since 1993. From 1986 through 1993, Mr. Rankin served as a portfolio manager for an investment firm, managing over $100 million for high net worth individuals, of which approximately 30% was invested in municipal bond obligations. From 1982 through 1986, Mr. Rankin managed fixed-income portfolios for high net worth individuals at the Columbia University Endowment Fund, where he also assisted the Treasurer's office as a liaison to the New York State Dormitory Authority. From 1972 through 1982, Mr. Rankin was employed at The Bank of New York and Irving Trust Company managing municipal portfolios for high net worth individuals; he was also a member of the investment policy committee and managed a national municipal bond portfolio and a fixed-income portfolio. Ms. Jane Tubis, an employee of the Manager, is expected to join the Tocqueville Trust as an assistant portfolio manager.

         At the September 9, 1997 meeting of the Fund Boards, Mr. Kleinschmidt recommended that the Board Members meet with Mr. Rankin to determine for themselves his ability to manage a municipal bond fund. The Remaining Board Members believed it would have been in the best interest of shareholders for all of the Board Members to interview Mr. Rankin, but the former Board Members declined to do so. The Remaining Board Members met with Mr. Rankin on November 4, 1997 and found him to be a highly competent, seasoned portfolio manager; that, based upon Mr. Rankin's many years of experience in managing municipal bond portfolios, coupled with the additional support of Tocqueville investment staff, Mr. Rankin was qualified to manage a municipal bond fund. Accordingly, Mr. Rankin received their full endorsement with respect to his qualifications. See "Views of the Interested Board Member" for Dr. Malanga's current position with respect to Tocqueville.

o INTERNAL COMPLIANCE CONTROL. The Remaining Independent Board Members believe that Mr. Culp's actions represent one isolated incident and are not indicative of a lack of internal controls. His trading practice, once detected, was promptly and adequately addressed. The forthrightness of Tocqueville in taking responsibility and its resolution of the matter is but one indication of the serious attention that Tocqueville pays to compliance matters. Tocqueville, in its response to the Funds' Request for Proposal, noted that neither the firm nor any of its principals or investment professionals has been the subject of any legal, regulatory or compliance investigations within the last five years. The Remaining Independent Board Members met with Tocqueville's compliance officer on November 4, 1997 to discuss matters of internal compliance control. Based upon such meeting, the Remaining Independent Board Members have reached the conclusion that Tocqueville's compliance officer is properly performing his oversight duties. Furthermore, as part of the Fundamental Fund Boards' ongoing due diligence review, the Remaining Independent Board Members and their designees have verified through Tocqueville's counsel, its independent auditors and its compliance officer that there are no shortcomings in Tocqueville's internal compliance control systems, that adequate procedures are in place to monitor investment activity and to ensure that they are kept fully apprised of any regulatory developments affecting Tocqueville and its affiliates prior to consummation of the Reorganization. The Remaining Board members have confirmed that Tocqueville had no prior knowledge that Fundamental New York Fund bore unnecessary expenses as a result of Mr. Culp's sales of its securities to another party and subsequent repurchase of them through Tocqueville Securities. Moreover, following an exchange of letters between counsel to the Remaining Independent Board Members and Tocqueville, Tocqueville has agreed that, for a period of two years commencing June 1, 1998, it will not effect portfolio transactions on behalf of any of the Fundamental Funds through any affiliated broker-dealers, including Tocqueville Securities.

o EXCESSIVE FEES. The Remaining Independent Board Members do not believe that the advisory fee rates payable under the New Agreement are excessive. Although the former Board Members believe circumstances have changed (see "Subsequent Events" and "Excessive Fees" above), the rates payable under the New Agreement are the same for each New Series as the advisory fee rates payable under the then current Agreements, which Agreements were unanimously approved for continuance by each member of the Fundamental Fund Boards on December 31, 1996. The trustees of the Tocqueville Trust, including a majority of the independent trustees, approved the New Agreements, including the reasonableness of the fees, on July 31, 1997. Upon consummation of the Tocqueville transaction, the reasonableness of the fees and the nature and quality of Tocqueville's services to be provided to each New Series under the New Agreements will be factors to be considered by the trustees of the Tocqueville Trust in light of their fiduciary duty to the shareholders of the Tocqueville funds. Mr. Kleinschmidt has represented that Tocqueville's proposal on July 15, 1997 was its best and final offer with regard to fees and expense caps.

         The trustees of the Tocqueville Trust approved the Agreement and Plan of Reorganization on behalf of each New Series on the basis and understanding that payments for Consulting Services will not be paid out of the management fees or distribution plan payments received by Tocqueville and/or its affiliates from each of the New Series. Thus, any payments for services provided by former Fundamental personnel will have no effect on the fees and expenses of the New Series. If the payments for Consulting Services following consummation of the Reorganization are in accordance with the representations made to the Fundamental Fund Boards (comparable to industry fee payments for such services, derived from sources other than Fund payments to Tocqueville and/or its affiliates, and are for bona fide services rendered to assist continuity and service to Fund shareholders in their dealings with the New Series, all at Tocqueville's expense), the Remaining Independent Board Members believe that such payments should not be considered to be assets properly belonging to the Funds. Any payments for services provided will come from Tocqueville. Therefore, payments for such services will not reduce any New Series' assets or the amounts available to pay dividends to any New Series' shareholders and will not add to any New Series' net expenses.

         While the Fundamental Fund Boards did determine in December, 1996 and January, 1997, that Dr. Brofman should not be involved in the operations of the Funds, it was also noted that Dr. Brofman is a substantial shareholder of FPA and, of course, would be entitled to his rights as a shareholder. Also, that Dr. Brofman conceivably could have performed Fund functions if they were delineated clearly and presented to the Fundamental Fund Boards for approval. At the time of the July 15 Meeting, the Remaining Independent Board Members believed that Dr. Brofman should not be prohibited from rendering services to other persons; that his services may be useful to Tocqueville to help mitigate the potentially adverse effects upon the Funds and the New Series of redemptions that may result during the transition period, both in advance of, and immediately following, the Reorganization; and that Tocqueville's continued retention of Dr. Brofman and others performing Consulting Services following the transition period are appropriate matters to be considered by the Trustees of the Tocqueville Trust.

o FAILURE TO CONSIDER ALTERNATIVES. The Remaining Independent Board Members (and Dr. Malanga at the time of the July 15th Meeting) determined not to consider alternatives based on their belief that the other mutual fund complex did not wish to proceed with the transaction and certain conditions associated with the other potential proposal that they believed were not acceptable, such as its lack of a commitment to continue to manage and distribute the existing Funds and its desire to merge the Funds out of existence, its inability to continue all of the existing shareholder services and privileges and its absence of a New York presence, as well as the extraordinary time and effort expended by all of the Board Members when they had sought to consider alternatives after Tocqueville was proposed. Moreover, in the opinion of the Remaining Independent Board Members (and Dr. Malanga at the time of the July 15 Meeting), any such action would have been premature. (See "Best Interest of Shareholders" below).

o BEST INTEREST OF SHAREHOLDERS. Based upon their due diligence inquiries, the Remaining Independent Board Members have concluded that consummation of the Reorganization is in the best interest of shareholders. It should be noted that the Agreements and Plans of Reorganization between the Fundamental Funds and the Tocqueville Trust permit the Boards of the Fundamental Funds to terminate the Agreements and Plans and abandon the Reorganizations contemplated thereby at any time prior to closing, even if approved by shareholders of the Funds if, in the judgment of the Fundamental Fund Boards, proceeding with the Reorganizations would be inadvisable. Before the Fund Boards considered possible alternatives, the Remaining Board Members wanted to meet and interview Mr. Rankin. This meeting occurred on November 4, 1997. The Remaining Independent Board Members believe that Tocqueville has adequately addressed the Fundamental Boards' concerns. The Remaining Independent Board Members have verified with Tocqueville and its counsel that, as of the date of this Proxy Statement, no regulatory issues relating to Mr. Culp's portfolio transactions on behalf of the Fundamental New York Fund have been raised by the staff of the Commission with respect to Tocqueville. Moreover, Tocqueville has agreed that it will not effect portfolio transactions, on behalf of any of the Fundamental Funds through broker-dealer affiliates for a period of two years commencing June 1, 1998. Tocqueville is cooperating in an investigation being conducted by the staff of the Commission concerning Mr. Culp's portfolio transactions.

         VIEWS OF THE INTERESTED BOARD MEMBER.

         In March of 1998, after reviewing the testimony that Mr. Culp made to the Commission, Dr. Malanga concluded that (i) the Plans are not in the best interest of the Funds' shareholders, (ii) the Remaining Independent Board Members should investigate fully the allegations which FPA believes Mr. Culp made in his testimony before the Commission, and (iii) because the current Boards have failed to fully investigate the allegations which FPA believes Mr. Culp made, the current Boards should be replaced.

DESCRIPTION OF THE NEW SERIES

         The New Series are series of the Tocqueville Trust which is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Tocqueville Trust's Declaration of Trust, filed September 17, 1986, permits the trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Tocqueville Trust in an unlimited number of series of shares. In addition to the New Series, the Tocqueville Trust has four other series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Government Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a series and in a series' net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Tocqueville Trust shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for trustees can elect all trustees and the remaining shareholders would not be able to elect any trustees. The Tocqueville Trust's Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Shareholders of each series vote as a series to change, among other things, a fundamental policy and to approve the investment advisory agreement.

         The Tocqueville Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Tocqueville Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

         Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Tocqueville Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Tocqueville Trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the Tocqueville Trust. The Tocqueville Trust's Declaration of Trust further provides that obligations of the Tocqueville Trust are not binding upon the trustees individually but only upon the property of the Trust and that the trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Each New Series has the same investment objective as its corresponding Fund. In addition, except as described in this section, each New Series has the same investment policies and restrictions as its corresponding Fund.

         FUNDAMENTAL CALIFORNIA FUND. Currently, as a non-fundamental policy, Fundamental California Fund may not invest more than 10% of its total assets in municipal obligations of California issuers which are illiquid or which have limited marketability. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the

Fund has valued them. Tocqueville California Fund will have the ability to invest up to 15% of its net assets in illiquid securities.

         FUNDAMENTAL MONEY MARKET FUND. Fundamental Money Market Fund's prospectus currently states that the Fund "anticipates that it may from time to time invest a portion of its assets, on a temporary basis, in short-term fixed-income obligations whose interest is subject to federal income tax," that such investments will be made only for "defensive measures" and that all such investments must be (1) rated AA or higher, (2) U.S. Government Securities, or
(3) obligations of banks with at least $1,000,000,000 in assets. No more than 50% of the assets of the Fund may be invested in taxable obligations at any one time, and the Fund anticipates that on a 12-month average, taxable obligations will constitute less than 10% of the value of its total investments. These restrictions will all remain in the New Series, however, the prospectus of the New Series will also state that "defensive measures" could include situations where the rates available on tax-exempt obligations that meet all of the credit, maturity and diversification requirements of the New Series, were such that even after the application of the highest effective tax rate, the after-tax rate on taxable investments that meet all of the credit, maturity and diversification requirements of the New Series would still be more favorable than what could be obtained on comparable tax-exempt obligations.

         FUNDAMENTAL HIGH-YIELD FUND. Currently, Fundamental High-Yield Fund must invest at least 65% of its assets in securities rated BB or lower. The New Series will, as a non-fundamental policy, invest at least 65% of its assets in securities rated BBB or lower.

         FUNDAMENTAL GOVERNMENT FUND. Currently, Fundamental Government Fund seeks high current income and greater price stability than comparable longer term higher yielding investments by investing in higher yielding U.S. Government securities and then using derivatives such as treasury bond futures and options on treasury bond futures to continue to hedge the portfolio so that the average weighted duration of its investment portfolio is three years or less. The New Series will invest primarily in intermediate-term (three to fifteen-year maturities) U.S. Government Securities and may engage in futures and options transactions for the purposes of seeking to maintain principal and liquidity, but it will not be limited to a specific duration number. Experience has shown that being required to maintain an average weighted portfolio duration of three years or less, when there are various methods of calculating duration, can have the effect of requiring a greater number of derivative positions to be entered into than might be most advantageous in the opinion of management with regard to maximizing the total return to shareholders under economic and market conditions expected. Also, a rigid policy of using futures and options positions to hedge to a three year or less duration can require the portfolio to include a greater number of derivative collateralized mortgage obligations in its securities portfolio than it might otherwise have.

         Duration is expressed in years and is that point in time representing the half-life of the present value of all cash flows expected from a bond over its life (from coupon payments, sinking fund, if any, principal at maturity, etc.). Duration provides a yardstick to bond price volatility with respect to changes in rates. As maturity lengthens or as the coupon rate or yield-to-maturity is reduced, volatility increases. Duration captures all three factors and expresses them in a single number. For example, a portfolio consisting only of bonds with a ten-year duration (ten-year zero coupon bonds, for example), could lose 10% of its value if interest rates on ten-year zero coupon bonds rose by approximately 100 basis points. If the same portfolio were hedged by having a short position in futures and options contracts, so that the weighted portfolio duration were three years, it could be expected that the 100 basis point rise in interest rates would generate gains in the short futures and options position to offset enough of the decline in the volume of the 10-year zero coupon bonds so that after the hedge is considered the portfolio would have lost only 3% of its value.

SHAREHOLDERS' RIGHTS

         The operations of Fundamental Funds, Inc. are governed by its Articles of Incorporation ("Articles"), Bylaws and applicable Maryland law. The operations of Fundamental Fixed-Income Fund, The California Muni Fund and the Tocqueville Trust are governed by their respective Declaration of Trust, By-laws and applicable Massachusetts law.

         Fundamental Funds, Inc.'s Articles provide for the issuance of one billion shares of common stock, $.001 par value of which, five hundred million shares have been classified as New York Muni Fund series. Fundamental Funds, Inc. has no shares which have been classified as any series other than the "New York Muni Fund" and no issued and outstanding stock other than shares of the New York Muni Fund series. Each Declaration of Trust provides for the issuance of an unlimited number of shares of beneficial interest. Shares of the Tocqueville Trust have a par value of $.01, shares of Fundamental Fixed-Income Fund and The California Muni Fund have no par value.

         Shares of the Funds have no preemptive, conversion or exchange rights. Shares of the Tocqueville Trust have no preemptive, conversion or exchange rights. With respect to all shares, voting rights are not cumulative.

         Neither the Funds nor the Tocqueville Trust intend to hold annual meetings of shareholders. Such meetings may be called, however, at the discretion of their respective boards, and if requested to do so by the holders of at least 10% of the outstanding shares of a fund, a special meeting of shareholders will be called for the purpose of voting upon the removal of a director or trustee.

INVESTMENT ADVISER

         Currently, Tocqueville Asset Management L.P. ("Tocqueville") which was organized in _____, manages each Fund's investments on an interim basis pursuant to separate management agreements (the "Agreements"). Tocqueville is an investment adviser registered with the Securities and Exchange Commission, and manages nine mutual fund portfolios including the five Fundamental Funds.

         Under the terms of the Agreements, Tocqueville has agreed to act as interim investment adviser for the Funds for a period of up to 120 days from June 1, 1998. Tocqueville is responsible for the overall management of the business affairs and assets of each Fund, subject to the authority of its Board. Tocqueville manages and supervises each Fund's investment portfolio and directs the purchase and sale of its investment securities subject to the right of the Fund's Board Members to disapprove such purchase or sale.

         Tocqueville pays all of the ordinary operating expenses of each Fund, including executive salaries and the rental of office space, with the exception of the following, which are to be paid by the Fund: (1) charges and expenses for determining from time-to-time, the net asset value of the Fund and the keeping of its books and records, (2) the charges and expenses of any auditors, custodian, transfer agent, plan agent, dividend disbursing agent and registrar performing services for the Fund, (3) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions, (4) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable by the Fund to federal, state or other governmental agencies, (5) fees and expenses involved in registering and maintaining registrations of the shares of the Fund with the Securities and Exchange Commission and under the securities laws or regulations of states and other jurisdictions, (6) all expenses of shareholders' and Board meetings, and of preparing, printing and distributing notices, proxy statements and all reports to shareholders and to governmental agencies, (7) charges and expenses of legal counsel to the Fund, (8) compensation of those Board Members of the Fund as such who are not affiliated with or interested persons of Tocqueville or the Fund (other than as Board Members), (9) fees and expenses incurred pursuant to the distribution and marketing plan and (10) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its Board Members, officers, employees or agents with respect thereto. To the extent any of the foregoing charges or expenses are incurred by the Fundamental Funds for the benefit of each of its series, the Fund is responsible for payment of the portion of such charges or expenses which are properly allocable to the Fund.

         For the services it provides under the terms of the Agreements, Tocqueville receives monthly fees as follows:

Fundamental Government Fund:

                             Average Daily Net Asset Value                                     Annual Fee Payable
                             -----------------------------                                     ------------------

Net asset value to $500,000,000                                                                       .75%
Net asset value of $500,000,000 or more but less  than $1,000,000,000                                 .72%
Net asset value of $1,000,000,000 or more                                                             .70%


Fundamental High-Yield Fund:

                             Average Daily Net Asset Value                                     Annual Fee Payable
                             -----------------------------                                     ------------------

Net asset value to $100,000,000                                                                       .80%
Net asset value of $100,000,000 or more but less than $200,000,000                                    .78%
Net asset value of $200,000,000 or more but less than $300,000,000                                    .76%
Net asset value of $300,000,000 or more but less than $400,000,000                                    .74%
Net asset value of $400,000,000 or more but less than $500,000,000                                    .72%
Net asset value of $500,000,000 or more                                                               .70%


Fundamental Money Market Fund; Fundamental California Fund; Fundamental New York Fund:

                          Average Daily Net Asset Value                                    Annual Fee Payable
                          -----------------------------                                    ------------------

Net asset value to $100,000,000                                                                   .50%
Net asset value of $100,000,000 or more but less than $200,000,000                                .48%
Net asset value of $200,000,000 or more but less than $300,000,000                                .46%
Net asset value of $300,000,000 or more but less than $400,000,000                                .44%
Net asset value of $400,000,000 or more but less than $500,000,000                                .42%
Net asset value of $500,000,000 or more                                                           .40%


         Tocqueville may, from time to time, voluntarily waive all or a portion of its fees payable under each Agreement.

         If  the  Reorganization  is  approved,   Tocqueville  will  manage  the
investments and business affairs of each New Series under a new investment advisory agreement (the "New Agreement"). For each New Series, the advisory fee rate payable under the New Agreement is the same as the advisory fee rate payable under the current interim Agreements.

         The New Agreement provides that Tocqueville identify and analyze possible investments for the New Series, determine the amount and timing of such investments, and the form of investment. Tocqueville will be responsible for monitoring and reviewing each Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. Under the terms of the New Agreement, it is Tocqueville's responsibility to cause the purchase and sale of securities in each fund's portfolio, subject at all times to the policies set forth by the Tocqueville Trust's Board of Trustees. In addition, Tocqueville will also provide certain administrative and managerial services to the Fund.

         Under the terms of the New Agreement, each New Series pays all of its expenses (other than those expenses specifically assumed by Tocqueville and the New Series' distributor) including the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent accountants, preparation of shareholder reports, and expenses of Trustee and shareholder meetings.

         The New Agreement terminates on assignment and may be terminated without penalty on 60 days' written notice by a vote of the majority of the Tocqueville Trust's Board of Trustees or by Tocqueville, or by holders of a majority of a New Series' outstanding shares. The New Agreement will continue for two years from its effective date and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that the New Agreement and any renewal thereof be approved by a vote of the majority of a New Series' Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

         DISTRIBUTION AGREEMENT AND MARKETING PLAN. FUNDAMENTAL GOVERNMENT, FUNDAMENTAL HIGH-YIELD AND FUNDAMENTAL MONEY MARKET FUNDS. Tocqueville Securities L.P., 1675 Broadway, New York, New York, a limited partnership, which is an affiliated company of Tocqueville, acts as principal distributor for the following three Funds: Fundamental Government Fund, Fundamental High-Yield Fund, and Fundamental Money Market Fund. Tocqueville Securities has the exclusive right to distribute shares directly or through other broker-dealers.

         Pursuant to the Marketing Plans, each Fund may incur distribution expenses not to exceed .50% (.25%, with respect to Fundamental Government Fund) per annum of its average daily net assets. The Marketing Plans will only permit payments for expenses actually incurred. The Marketing Plans allow for the carry-over of expenses from year-to-year and, if a Marketing Plan is terminated or not continued in accordance with its terms, the Fund's obligation to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Marketing Plan terminates.

         On May 30, 1998, the Boards of the Funds approved the continuance of the Marketing Plans, but directed that no payments be made under the Marketing Plans at the present time.

         DISTRIBUTION PLAN. FUNDAMENTAL CALIFORNIA AND FUNDAMENTAL NEW YORK FUNDS. Fundamental California and Fundamental New York Funds, as issuer-dealers, distribute their own shares directly. The Board of each Fund has approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Distribution Plan"). Pursuant to the Distribution Plan, a Fund may pay certain promotional and advertising expenses and compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Fund and furnishing other shareholder services.

         Payments by a Fund shall not in the aggregate in any fiscal year of the Fund exceed 1/2 of 1% of daily net assets of the Fund for expenses incurred in the distribution and promotion of the Fund's shares. The Distribution Plan will only make payments for expenses actually incurred by such dealers and financial institutions. The Distribution Plan will not carry over expenses from year-to-year and if the Distribution Plan is terminated in accordance with its terms, the obligations of a Fund to make payments pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Distribution Plan terminates. A Fund may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions, who may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents").

         The fees payable to Shareholder Service Agents under Shareholder Service Agreements will be negotiated by the Funds' management. The Funds' management will report quarterly to the Funds' Boards on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. It will be based upon an analysis of (1) the contribution that the Shareholder Service Agent makes to a Fund by increasing Fund assets and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to a Fund if shareholder services were provided directly by the Fund or other authorized persons; (4) the costs incurred by the Shareholder Service Agent in connection with providing services to the shareholders; and (5) the need to respond to competitive offers of others which could result in assets being withdrawn from a Fund and an increase in the expense ratio for the Fund.

         On May 30, 1998, the Boards of the Funds approved the continuance of the Distribution Plans, but directed that no payments be made under the Distribution Plans at the present time.

         DISTRIBUTION PLAN. THE NEW SERIES. The New Series will adopt a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "New Distribution Plan"), under which each New Series will pay to Tocqueville Securities a fee, which is accrued daily and paid monthly, at an annual rate of .50% of each New Series' average daily net assets. Amounts paid under the plan are paid to Tocqueville Securities to compensate it for services it provides and expenses it bears in distributing the New Series' shares to investors, including payment of compensation by Tocqueville Securities to securities dealers and other financial institutions and organizations, such as banks, trust companies, savings and loan associations, and investment advisers to obtain various distribution related and/or administrative services for the New Series. Expenses of Tocqueville Securities also include expenses of its employees, who engage in or support distribution of shares or service shareholder accounts, including overhead and telephone expenses; printing and distributing prospectuses and reports used in connection with the offering of the New Series' shares; and preparing, printing, and distributing sales literature and advertising materials. Tocqueville Securities is an affiliate of Tocqueville. Amounts payable under the New Distribution Plan include servicing shareholder accounts, but do not include any payments by Tocqueville to compensate FPA for bona fide services rendered to Tocqueville at Tocqueville's expense. (See "Considerations of the Boards - July 15 Approval" for a description of such services.) The New Distribution Plan will not carry over expenses from year-to-year and if the New Distribution Plan is terminated in accordance with its terms, the obligations of the New Series to make payments pursuant to the New Distribution Plan will cease and the New Series will not be required to make any payments for expenses incurred after the New Distribution Plan terminates. The New Distribution Plan permits payments by the New Series in excess of the expenses actually incurred by Tocqueville Securities.

         The New Distribution Plan provides that it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Trustees, including a majority of Trustees who are not interested persons of the Tocqueville Trust and who have no direct or indirect interest in the operation of the New Distribution Plan or in any agreement related to the New Distribution Plan. The New Distribution Plan further provides that it may not be amended to increase materially the costs which may be borne by the New Series for distribution pursuant to the New Distribution Plan without shareholder approval and that other material amendments of the New Distribution Plan must be approved by the Trustees in the manner described above. The New Distribution Plan may be terminated at any time by a vote of the Board of Trustees or, with respect to the New Series, by the New Series' shareholders.

         ADMINISTRATIVE SERVICES AGREEMENT. THE NEW SERIES. Under an Administrative Services Agreement, Tocqueville will supervise the administration of all aspects of the New Series' operations, including the New Series' receipt of services for which it is obligated to pay, provide the New Series with general office facilities and provide, at the New Series' expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the New Series. Those persons, as well as certain employees and Trustees of the New Series, including Messrs. Francois Daniel Sicart and Robert Kleinschmidt, interested persons of the New Series, may be partners, trustees, directors, officers or employees of (and persons providing services to the New Series may include) Tocqueville and its affiliates. For these services and facilities, Tocqueville receives with respect to the New Series a fee computed and paid monthly at an annual rate of .15% of the average daily net assets of each New Series. Certain administrative responsibilities, such as regulatory, blue sky and Internal Revenue Code compliance, financial and tax reporting, preparation of board meeting materials and generally providing assistance to the Funds' independent counsel and independent auditors, are delegated to, and performed by, Firstar Trust Company at Tocqueville's expense at a rate ranging between .03% and .05% of average daily net assets.

PORTFOLIO TRANSACTIONS

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the New Series of the Tocqueville Trust will be made by Tocqueville. Tocqueville, subject to obtaining the best price and execution, may allocate brokerage transactions in a manner that takes into account the sale of shares of a New Series. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The brokerage allocation policies may permit a New Series to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. Tocqueville Securities has agreed that, for a period of two years commencing June 1, 1998, that it will not effect portfolio transactions on behalf of the Funds through any affiliated broker-dealers, including Tocqueville Securities.

COMPARISON OF FEES AND EXPENSES

         If the Reorganization is approved by shareholders, Tocqueville has voluntarily undertaken to waive fees and/or reimburse expenses so that the New Series' expense ratios (excluding interest, incremental professional fees, incremental directors'/trustees' expenses and other extraordinary expenses) will not exceed 3.36% for the Tocqueville U.S. Government Series, 6.48% for the Tocqueville High-Yield Series, 1.54% for the Tocqueville Money Market Series, 2.78% for the Tocqueville California Muni Series and 1.77% for the Tocqueville New York Muni Series for a period of two years following the Reorganization.

         The following tables summarize and compare the fees and expenses of the Funds and the New Series. These tables are intended to assist shareholders in comparing the various costs and expenses that shareholders indirectly bear with respect to an investment in a Fund and those that they can expect to bear indirectly as shareholders of the corresponding New Series. Fees and expenses for the Fundamental Funds are reflected as of December 31, 1997, the Fundamental Funds' most recently completed fiscal year-end. Actual expenses may be more or less than those set forth below. In addition, the "Example" set forth below should not be considered a representation of future expenses, which will vary depending upon actual investment returns and expenses.



                                                                                                      Fundamental   Tocqueville
                                               Fundamental  Tocqueville   Fundamental   Tocqueville      Money         Money
                                               Government    Government    High-Yield    High-Yield      Market       Market
                                                  Fund         Series         Fund         Series         Fund        Series
                                                  ----         ------         ----         ------         ----        ------
SHAREHOLDER TRANSACTION EXPENSES
MAXIMUM SALES COMMISSION IMPOSED
         on Purchases (as a percentage of
         offering price)*                         NONE         4.00%          NONE         4.00%          NONE         NONE
Maximum Sales Commission Imposed on
         Reinvested Dividends (as a
         percentage of offering price)            NONE          NONE          NONE          NONE          NONE         NONE
Maximum Contingent Deferred Sales
         Commission (as a percentage of
         original purchase price or
         redemption proceeds, as
         applicable)                              NONE          NONE          NONE          NONE          NONE         NONE
Redemption Fees (as a percentage of
         amount redeemed, if applicable)          NONE          NONE          NONE          NONE          NONE         NONE
Exchange Fee                                      NONE          NONE          NONE          NONE          NONE         NONE

ANNUAL FUND OPERATING EXPENSES
         (AS A PERCENTAGE OF NET ASSETS)
Advisory Fees                                      .00%         .75%          .00%          .80%          .50%         .50%
12b-1 Fees(1)                                      .00%         .50%          .50%          .50%          .50%         .50%
Other Expenses, net of reimbursement
         Interest                                 2.75%         NONE          NONE          NONE          NONE         NONE
         Other                                    5.75%        1.50%         2.08%         5.00%          .52%         .50%
                                                  -----        -----         -----         -----          ----         ----
Total Fund Operating Expenses (after              8.50%        2.75%         2.58%         6.30%         1.52%         1.50%
         waiver and/or reimbursement)
Expenses Waived and/or reimbursed                 1.37           --          3.52%           --           .02%          --
                                                  ----          ----         -----          ----         ------        ---
Total Fund Operating Expense (before              9.87%        2.75%(2)      6.10%         6.30%(2)       1.54%       1.50%(2)
         waiver and/or reimbursement)             =====        =====         =====         ========       =====       ========




                                                Fundamental  Tocqueville     Fundamental    Tocqueville
                                                California    California      New York        New York
                                                   Fund         Series          Fund           Series
                                                   ----         ------          ----           ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Commission Imposed
   on Purchases (as a percentage of
   offering price)*                                NONE        4.00%           NONE         4.00%
Maximum Sales Commission Imposed
   on Reinvested Dividends (as a
   percentage of offering price)                   NONE         NONE           NONE          NONE
Maximum Contingent Deferred Sales
   Commission (as a percentage of
   original purchase price or
   redemption proceeds, as applicable)             NONE         NONE           NONE          NONE
Redemption Fees (as a percentage of
   amount redeemed, if applicable)                 NONE         NONE           NONE          NONE
Exchange Fee                                       NONE         NONE           NONE          NONE


--------
         *        Shareholders of the  Fundamental  Funds pay no sales charge on the transfer of the Funds' assets to the Successor  Series and may make additional purchases of the Successor Series, and all other  series of the  Tocqueville  Trust,  at net asset value, without the imposition of a sales charge.


                                      -21-




ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF NET ASSETS)
Advisory Fees                                      .50%             .50%               .49%              .50%
12b-1 Fees(1)                                      .50%             .50%               .50%              .50%
Other Expenses, net of reimbursement
   Interest                                        .42%             NONE               1.10%             NONE
   Other                                           1.95%           1.50%               1.65%            .75%
                                                   -----           -----               -----            ----
Total Fund Operating Expenses (after               3.37%           2.50%               3.74%            1.75%
   waiver and/or reimbursement)
Expenses waived and/or reimbursed                   .03              --                 --                --
                                                   -----            ----               ----              ---
Total Fund Operating Expenses (before              3.40%          2.50(2)              3.74%           1.75%(2)
   waiver and/or reimbursement                     =====          =======              =====           ========

(1) As a result of distribution fees, a long-term shareholder may pay more than the economic equivalent of the maximum front- end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(2) Total Fund Operating Expenses exclude interest and other extraordinary expenses.

Example:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) reinvestment of all dividends and distributions and (3) redemption at the end of each time period:

                                                     1 Year              3 Years            5 Years          10 Years
                                                     ------              -------            -------          --------
Fundamental Government Fund                             $84               $242              $389                 $715
Tocqueville Government Series                            28                 86               147                  311

Fundamental High-Yield Fund                              26                 80               137                  291
Tocqueville High-Yield Series                            62                184               303                  587

Fundamental Money Market  Fund                           16                 49                84                  183
Tocqueville Money Market Series                          16                 48                83                  182

Fundamental California Fund                              34                104               175                  366
Tocqueville California Series                            26                 79               135                  287

Fundamental New York Fund                                38                114               193                  398
Tocqueville New York Series                              18                 56                96                  210


         The purpose of the table above is to assist you in understanding the various costs and expenses a shareholder of a Fund will bear directly or indirectly. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

DESCRIPTION OF TRUSTEES OF THE TOCQUEVILLE TRUST

         The Tocqueville Trust has a Board of Trustees comprised of the individuals listed below. These individuals are different from the current Board Members of the Funds. The operations of each New Series will continue to be subject to substantially the same investment objectives, restrictions and policies of each Fund and the New Series will continue to be managed in conformity with such investment objectives, restrictions and policies by the new investment adviser subject to the general oversight of the Tocqueville Trust Board.

                                           Principal Occupation During
         Name             Age                  the Past Five Years
         ----             ---                  -------------------

Francois Daniel Sicart*   54   Chairman,   Principal   Executive   Officer  and
                               Trustee.  Chairman and Chief Executive  Officer,
                               Tocqueville Management Corporation,  the General
                               Partner of Tocqueville Asset Management L.P. and
                               Tocqueville  Securities L.P. from January,  1990
                               to present.


Lucille G. Bono           64   Trustee. Financial services consultant,  1997 to
                               present;  Operations and administrative manager,
                               Tocqueville    Asset    Management    L.P.   and
                               Tocqueville Securities L.P. from January 1990 to
                               November   1997;    similar    responsibilities,
                               Tocqueville  Asset  Management  Corp.,  December
                               1985   to   January   1990;    operations    and
                               administration staff, Tucker Anthony Inc. (and predecessors), April 1954 to January 1990.

Bernard F. Combemale      68   Trustee.  Investment Management Consultant, 1981
                               to present;  Chairman of the Executive Committee
                               & Director,  Western  World  Insurance  Company,
                               1981  to  present;   Director,   Westco  Holding
                               Corporation,  1981  to  present;  Director,  The
                               French-American  Foundation,  1980  to  present;
                               Trustee, The Princess Grace Foundation - U.S.A.,
                               1980 to present.

James B. Flaherty         62   Trustee.   President   and  Partner,   Troutbeck
                               Conference  Center and Country Inn from October,
                               1979  to  present;  Vice  President,  Leedsville
                               Realty and Construction Corp. from 1980 to present.

Inge Heckel               58   Trustee. Management Consultant, 1988 to present;
                               Member,   Art  Advisory  Board,   Mount  Holyoke
                               College Art Museum.

Robert Kleinschmidt*      48   President,   Principal   Operating  Officer  and
                               Trustee. President, Tocqueville Asset Management
                               L.P. from January,  1994 to present and Managing
                               Director from July, 1991 to January, 1994.

Francois Letaconnoux**    47   Trustee.  President,  Lepercq de  Neuflize & Co.
                               from July, 1993 to present; President,  Lepercq,
                               de  Neuflize   Securities   Inc.  (a  registered
                               broker-dealer)   from  May   1995  to   present;
                               Director,  Lepercq 99 First Management Inc. from
                               1988  to  present;   Director,  from  1988,  and
                               President, from May 1995, to present, Lepercq de
                               Neuflize & Co., Inc. (investment bank); Managing
                               Director, Lepercq Capital Partners (real estate investment firm), from 1974 to present.

Larry M. Senderhauf       49   Trustee.   President,  LMS  33  Corp.,  1983  to
                               present;  Vice  President,  NCCI  Corp.  1985 to
                               present;  President, Cash Unlimited,  1980-1986;
                               President,  Financial Exchange Corp., 1981-1986;
                               President,  LMS  Development  Corp.,  1986-1995;
                               Vice   President,   Pacific  Ring   Enterprises,
                               1982-1995.

*    Interested person of the Tocqueville  Trust, as defined in the 1940 Act, as
     an  affiliated   person  of  Tocqueville.

**   Interested person of the Tocqueville  Trust, as defined in the 1940 Act, as
     an  affiliated   person  of  Lepercq,   de  Neuflize   Securities  Inc.,  a
     broker-dealer registered under the Securities Exchange Act of 1934.

LEGAL COUNSEL TO THE TOCQUEVILLE TRUST

         The law firm of Kramer, Levin, Naftalis & Frankel ("Kramer Levin") serves as legal counsel to the Tocqueville Trust. Kramer Levin also serves as legal counsel to the Fundamental Funds. It should be noted, however, that within Kramer Levin, the group of partners and associates that provide legal services to the Tocqueville Trust is different from the group of partners and associates that provide legal services to the Fundamental Funds.

THE AGREEMENT AND PLAN OF REORGANIZATION

         Each Plan provides that all of the assets of a Fund will be transferred to its corresponding New Series in exchange for shares of the New Series and the assumption by the New Series of certain identified liabilities of the corresponding Fund. No sales charges will be charged to effect such exchange of shares. In addition, under the Plans, the Tocqueville Trust has agreed to, under certain conditions described in the Plans, indemnify and advance expenses to each person who at the time of execution of the Plan served as an Independent Board Member of the Funds. Copies of the Plans are included as Exhibits A-C to this Proxy Statement. (Exhibit A pertains to Fundamental Government, Fundamental High-Yield and Fundamental Money Market Funds, Exhibit B pertains to Fundamental California Fund and Exhibit C pertains to Fundamental New York Fund.)

         As a result of each Reorganization, an account will be established for each shareholder in the relevant New Series, which will be credited with full and fractional shares of the New Series equal in value to the value of the shares of the Fund held by the shareholder immediately prior to the Reorganization.

         On the effective date of the Reorganization (the "Closing Date"), each of the Funds will transfer all of its assets to the corresponding New Series in exchange for the assumption by the New Series of certain identified liabilities of the current Fund and the issuance of shares of beneficial interest of that New Series ("New Series Shares") to the current Fund. The New Series Shares issued with respect to a current Fund will have an aggregate net asset value equal to the aggregate net asset value of the current Fund's Shares (as determined by using the procedures set forth in the current Prospectus) on the Closing Date. It is anticipated that initially, the New Series Shares will have a net asset value of $10.00 per share, except for shares of the Money Market Series which will have a $1.00 net asset value per share. Following distribution of the New Series Shares to each of the current Funds, and as soon as practicable thereafter, the Fundamental Funds will be liquidated and dissolved. Upon completion of the Reorganization, each shareholder will be the owner of full and fractional New Series Shares equal in aggregate net asset value to the shareholder's current Fund Shares. Shares of the New Series will be represented by book entries and no share certificates will be issued.

         The Reorganization is subject to the satisfaction of a number of conditions set forth in each Plan, including approval of the Plan and the transactions contemplated by the Plan by shareholders of the Funds. Each Plan may be terminated and the Reorganization abandoned at any time by the Fund or the New Series without liability to the other (unless the terminating party is in default or in breach of the Plan) if certain conditions exist. In addition, a Fund Board may terminate a Plan and abandon the Reorganization, notwithstanding approval thereof by shareholders of the Fund if, in the judgment of such Board, proceeding with the Reorganization would be inadvisable.

         Shareholders in the Funds have no dissenters' rights or appraisal rights. All shareholders have the right at any time up to the business day preceding the Closing Date to redeem their Fund shares at their then current net asset value.

FEDERAL INCOME TAX CONSEQUENCES

         Consummation of the Reorganization is subject to the condition that the Funds receive an opinion from Kramer, Levin, Naftalis & Frankel, counsel to the Funds, stating that for federal income tax purposes: (i) the transfer of all of the assets of a Fund to its New Series in exchange for the assumption of certain identified liabilities of such Fund by such New Series, the delivery to such Fund of New Series Shares, the distribution by such Fund pro rata to its shareholders of such New Series Shares and the termination of such Fund, pursuant to the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended;
(ii) a Fund will not recognize any gain or loss as a result of the Reorganization; (iii) a New Series will not recognize any gain or loss on the receipt of the assets of a Fund in exchange for New Series Shares; (iv) the shareholders of a Fund will not recognize any gain or loss on the exchange of their shares of a Fund for New Series Shares; (v) the aggregate tax basis of the New Series Shares received by each shareholder of a Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (vi) a New Series' adjusted tax bases in the assets received from a Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of a Fund immediately prior to the Reorganization; (vii) the holding period of each former shareholder of a Fund in the New Series Shares received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (viii) the New Series' holding periods in the assets received from a Fund in the Reorganization will include the holding periods of such assets in the hands of the corresponding Fund immediately prior to the Reorganization.

         As of December 31, 1997, the Funds have capital loss carryforwards, expiring through December 31, 2005, as follows: Fundamental High-Yield Fund:
$160,500;  Fundamental New York Fund:  $24,147,000;  and Fundamental  Government
Fund: $15,791,000. A capital loss carryforward can offset capital gain for the eight taxable years succeeding the year in which the loss arises, after which time the unused portion of the carryforward will expire. Thus, while generally capital gain is distributed and currently taxed to shareholders, capital gain realized by a Fund may be offset by the capital loss carryforwards and not distributed to shareholders.

         As a  consequence  of the  Reorganization,  each  Fund's  capital  loss carryforwards will become carryforwards of its corresponding New Series and their benefits will therefore be shared with the shareholders of its corresponding New Series. In addition, the Funds' current tax year will terminate and, as a result, any unused capital loss will expire one year sooner than they would have if the Reorganization did not take place.

         The Reorganization is unlikely to cause an ownership change of a Fund under Code section 382 because of the overlapping ownership of a Fund and its corresponding New Series and, therefore, the capital loss carryforwards will not be subject to limitation under Code section 383. If the Reorganization does cause an ownership change, Fund capital loss carryforwards available to offset its corresponding New Series capital gain would be limited for any year after the Reorganization to an amount equal to the long-term tax-exempt rate multiplied by the equity value of such Fund. For example, if an ownership change occurs at a time when the equity value of such Fund is $26,000,000 and the long-term tax-exempt rate is 5.3%, the capital gain that could be offset by the New Series capital loss carryforwards would be limited to $1,378,000 per year.

         Changes in share ownership in the New Series occurring subsequent to the Reorganization could cause an ownership change that would limit the ability of the New Series to use the capital loss carryforwards. The types of owner shifts that could cause such limitation include the acquisition of another fund by the New Series and acquisitions of shares of the New Series by persons who acquire 5% or more of its outstanding shares.

         The Funds and the New Series have not sought a tax ruling from the Internal Revenue Service (the "IRS") with respect to the tax aspects of the Reorganization, but will act in reliance upon the opinion of counsel discussed above. Such opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. If for any reason the Reorganization did not qualify as a tax-free Reorganization for federal income tax purposes, then the Reorganization would be treated as a taxable asset sale and purchase. In such event, a Fund would recognize gain or loss on the transaction measured by the difference between the consideration received by a Fund (including liabilities of the Fund assumed by the New Series) and the tax basis of Fund assets, which such gain, if any, would likely be offset by the availability of a dividends paid deduction; the tax basis of the assets acquired by the New Series would equal the purchase price plus the amount of any liabilities assumed by the New Series; and upon distribution of New Series Shares in dissolution of the Fund, the shareholders of the Fund would recognize gain or loss on the disposition of their Fund shares measured by the difference between the fair market value of the New Series Shares received by them and the basis of Fund shares held by them. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including state and local income tax consequences.

                 REQUIRED VOTE AND RECOMMENDATION OF THE BOARDS

         Approval of the Reorganization with respect to a Fund requires the affirmative vote of (i) with respect to the Fundamental California Fund and Fundamental New York Fund, a majority of each Fund's outstanding shares of beneficial interest/common stock ("Shares"), (ii) with respect to Fundamental Government Fund, Fundamental High-Yield Fund and Fundamental Money Market Fund, a "majority of the outstanding voting securities," within the meaning of the 1940 Act of each Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of a Fund, whichever is less. Approval of the Reorganization by shareholders will constitute approval of the amendment of any investment restrictions of the Funds which might be deemed to prohibit the transactions contemplated by the Reorganization. After carefully considering all the issues involved, the Remaining Independent Board Members, Mr. James C. Armstrong and Mr. L. Greg Ferrone, have concluded that the proposal is in the best interests of the Funds and their shareholders and that the interest of existing shareholders in the Funds will not be diluted as a result of the Reorganization. The Interested Board Member, Dr. Vincent J. Malanga, opposes the consummation of the Reorganization. If the Reorganization is approved at the Meeting, the Closing Date is expected to be on or about _______, 1998.

        VOTING INFORMATION AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

         As of the Record Date, the Fundamental Funds believed that the following persons beneficially owned more than 5% of Shares of the Funds:


                            FUNDAMENTAL NEW YORK FUND


Names & Address         Number of Shares                    Percentage of
_______________         Owned                               Outstanding Shares




                        FUNDAMENTAL CALIFORNIA FUND

Names & Address         Number of Shares                    Percentage of
_______________         Owned                               Outstanding Shares



                       FUNDAMENTAL MONEY MARKET FUND

Names & Address         Number of Shares                    Percentage of
_______________         Owned                               Outstanding Shares

                        FUNDAMENTAL HIGH-YIELD FUND

Names & Address         Number of Shares                    Percentage of
_______________         Owned                               Outstanding Shares


          SUBMISSION OF PROPOSALS FOR THE NEXT MEETING OF SHAREHOLDERS

         Under the Funds' Declaration of Trust/Articles of Incorporation and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Board Members have been elected by shareholders). Therefore, the Fundamental Funds do not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fundamental Funds at 1675 Broadway, New York, New York 10019, and must be received by the Fundamental Funds within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

_______, 1998

                 BY ORDER OF THE BOARDS OF THE FUNDAMENTAL FUNDS



                                                     ---------------------

                                                     ---------------------
                                                     Name & Title

                                                                       Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 15th day of July, 1997, by and between Fundamental Fixed-Income Fund, a Massachusetts business trust (the "Fundamental Fund") for itself and on behalf of its Fundamental U.S. Government Strategic Income Fund, High- Yield Municipal Bond Series and Tax-Free Money Market Series (each, a "Fund") and The Tocqueville Trust, a Massachusetts business trust (the
"Tocqueville Trust"), for itself and on behalf of its Tocqueville U.S. Government Strategic Income Fund Series, Tocqueville High-Yield Municipal Bond Fund Series and Tocqueville Tax-Free Money Market Fund Series (each, a "Successor Series").

         This Agreement shall constitute a separate Agreement and Plan of Reorganization for each Fund and its corresponding Successor Series. It is expressly agreed that the respective rights and obligations of each Fund and its corresponding Successor Series, as provided for hereunder, are separate from the rights and obligations of any other funds managed by Fundamental Portfolio Advisors, Inc. and successor series of the Tocqueville Trust, and that neither the rights and obligations of any Fund nor of any Successor Series shall be construed to be joint rights or obligations of the other funds managed by Fundamental Portfolio Advisors, Inc. or their corresponding successor series, respectively, notwithstanding the fact that such other funds and successor series may be subject to a separate agreement and plan of reorganization containing terms and conditions which are substantially the same as the terms and conditions set forth herein.

         In consideration of the mutual promises herein contained, Fundamental Fund, for itself and on behalf of each Fund, and the Tocqueville Trust, for itself and on behalf of each Successor Series, hereby agree as follows:

                  1.       APPROVAL BY SHAREHOLDERS.

                  A special meeting of the shareholders of the Fund (the "Meeting") will be called for the purpose of considering adoption of this Agreement and Plan of Reorganization and considering such other business as may properly come before the Meeting. The agenda for such Meeting may include such other proposals as the Board of Trustees of Fundamental Fund may deem appropriate.

                  2.       PLAN OF REORGANIZATION.

                           (i) Subject to the terms and  conditions set forth in
this Agreement, the Fund will convey, transfer and deliver to the Successor Series at the closing provided for in Section 3 (hereinafter called the "Closing") all of its assets as set forth in paragraph 2(i) (the "Fund Assets"). In consideration thereof, and subject to the terms and conditions set forth in this Agreement, at the Closing the Successor Series will (a) assume certain identified liabilities attributable to the Fund and (b) deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Series, $.01 par value (the "Shares"), having an aggregate net asset value ("NAV") equal to the aggregate net asset value of the current Fund's shares of beneficial interest (as determined in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund's current Prospectus) on the Closing Date.

                           (ii) The Fund Assets  shall  consist of all  property
and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Fund, and any deferred or prepaid expenses shown as an asset on the Fund's books on the Closing Date, as defined in paragraph 4.

         At least five (5) days prior to the Closing Date, the Fund will provide its corresponding Successor Series with (i) a list of the Fund Assets and (ii) a list of the Fund's Identified Liabilities, as defined below.

                           (iii) The Fund will,  to the extent  consistent  with
its ordinary course of business and historical practices, discharge all of its known liabilities and obligations prior to the Closing Date. The Successor Series will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of its corresponding Fund prepared by the Fund's accountant as of the Valuation Date (as defined in paragraph 3(i), in accordance with generally accepted accounting principles consistently applied from the prior audited period (the "Identified Liabilities"). The Successor Series shall assume only the Identified Liabilities of its corresponding Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, other than those described in Section 9 of this Agreement.

                           (iv) Upon consummation of the transactions  described
in Section 2(i) hereof, the Fund will distribute to persons who are shareholders of record of the Fund at the Closing the Shares received by the Fund pursuant to
Section 2(i), such distribution to be made pro rata to the shareholders based upon the ratio that the percentage of the outstanding shares of the Fund owned by each such shareholder at the Closing bears to the total number of Shares received by the Fund from the Successor Series. Such distribution will be accomplished by the establishment of an open account on the stock records of the Successor Series in the name of each such shareholder of the Fund and setting forth the number of Shares due such shareholder in accordance with the foregoing. Fractional Shares will be carried to the third decimal place. Certificates representing Shares will not be issued.

                           (v) As soon as is  reasonably  practicable  after the
Closing, Fundamental Fund will take all necessary steps under its Declaration of Trust and Massachusetts law to effect a complete liquidation and dissolution of the Fund.

                           (vi) The transactions  contemplated in this Section 2
are referred to as the "Reorganization."

                  3.         VALUATION

                           (i) The value of the Fund  Assets  shall be the value
of such assets computed as of the close of business on the business day immediately preceding the Closing (such time and date being referred to as an "Valuation Date"), using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.

                           (ii) The net asset value of each share of  beneficial
interest of the Successor Series shall be its net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Successor Series's then-current Prospectus and Statement of Additional Information.

                           (iii) All computations of value  contemplated by this
Section 3 shall be made by the Successor Series's fund accountant. The Successor Series shall cause its fund accountant to deliver a copy of its valuation report to Fundamental Fund and to the Tocqueville Trust at the Closing.

                  4.        CLOSING.

                  The Closing will occur prior to the commencement of business on December 15, 1997 (the "Closing Date") or such other time and date as may be mutually agreed upon by the parties. In the event that the NAV calculations of the Fund or the Successor Series are not readily determinable for purposes of the Reorganization due to market disruption, the Closing shall occur on the next successive business day.

                  5.       CONDITIONS TO OBLIGATIONS OF FUNDAMENTAL FUND AND THE
                           FUND.

                  The obligations of Fundamental Fund and the Fund in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) Fundamental  Fund shall have received the opinion
of legal counsel for the Tocqueville Trust, dated as of the date of the Closing and addressed to Fundamental Fund, to the effect that: (a) the Tocqueville Trust is established as a business trust and is validly existing under the laws of The Commonwealth of Massachusetts, (b) the Tocqueville Trust is an open-end investment company of the management type registered under the 1940 Act, and the Successor Series is a duly established series of the Tocqueville Trust, (c) this Agreement, and the Reorganization provided for herein, and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees of the Tocqueville Trust and this Agreement has been duly executed and delivered by the Tocqueville Trust and is a valid and binding obligation of the Tocqueville Trust and the Successor Series, enforceable in accordance with its terms, and (d) the Shares to be issued in the Reorganization will be duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable Shares of the Successor Series. In rendering such opinion, such legal counsel may rely on an opinion of Massachusetts counsel reasonably acceptable to Fundamental Fund with respect to matters of Massachusetts law, and on certificates of officers or trustees of the Tocqueville Trust, in each case reasonably acceptable to Fundamental Fund.

                           (ii) The Tocqueville  Trust and the Successor  Series
shall have complied with each of their covenants contained herein and each of the representations and warranties of the Tocqueville Trust and the Successor Series contained herein shall be true in all material respects as of the Closing, and the Tocqueville Trust shall have delivered to Fundamental Fund a certificate from appropriate officers of the Tocqueville Trust reasonably acceptable to Fundamental Fund to such effect.

                  6. CONDITIONS TO OBLIGATIONS OF THE TOCQUEVILLE TRUST AND THE SUCCESSOR SERIES.

                  The obligations of the Tocqueville Trust and the Successor Series in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) The  Tocqueville  Trust shall have  received  the
opinion of legal counsel for Fundamental Fund, dated as of the date of the Closing and addressed to the Tocqueville Trust, to the effect that: (a) Fundamental Fund is established as a Massachusetts business trust and is validly existing under the laws of The Commonwealth of Massachusetts, (b) Fundamental Fund is an open-end investment company of the management type registered under the 1940 Act, (c) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees of Fundamental Fund and this Agreement has been duly executed and delivered by Fundamental Fund and is a valid and binding obligation of Fundamental Fund and the Fund, enforceable in accordance with its terms, and (d) the outstanding shares of the Fund have been duly authorized. In rendering such opinion, such legal counsel may rely on an opinion of Massachusetts counsel reasonably acceptable to the Tocqueville Trust with respect to matters of Massachusetts law, and on certificates of officers or trustees of Fundamental Fund, in each case reasonably acceptable to the Tocqueville Trust.

                           (ii)  Fundamental  Fund shall have complied with each
of its covenants contained herein and each of the representations and warranties of Fundamental Fund shall be true in all material respects as of the Closing, and Fundamental Fund shall have delivered to the Tocqueville Trust a certificate from appropriate officers of Fundamental Fund reasonably acceptable to the Tocqueville Trust to such effect.

                           (iii)  The Board of  Trustees  of  Fundamental  Fund,
including a majority of the trustees who are not "interested persons" of Fundamental Fund (as defined by the 1940 Act) shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Fund and that the interests of the shareholders in the Fund would not be diluted as a result of such transactions.

                  7. CONDITIONS TO OBLIGATIONS OF FUNDAMENTAL FUND AND THE TOCQUEVILLE TRUST.

                  The obligations of Fundamental Fund and the Tocqueville Trust in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) The Tocqueville  Trust and Fundamental Fund shall
have received an opinion of legal counsel to Fundamental Fund, dated as of the date of the Closing, addressed to and in form and substance satisfactory to the Tocqueville Trust and Fundamental Fund to the effect that: (a) the transfer of all of the assets of the Fund to the Successor Series in exchange for the assumption of the Identified Liabilities of the Fund by the Successor Series, the delivery to the Fund of shares of the Successor Series, the distribution by the Fund pro rata to its shareholders of such shares of the Successor Series, and the termination of such Fund, pursuant to the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; (b) the Fund will not recognize any gain or loss as a result of the Reorganization; (c) the Successor Series will not recognize any gain or loss on the receipt of the assets of the Fund in exchange for shares of the Successor Series; (d) the shareholders of the Fund will not recognize any gain or loss on the exchange of their shares of the Fund for shares of the Successor Series; (e) the aggregate tax basis of the Successor Series received by each shareholder of the Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (f) the Successor Series' adjusted tax bases in the assets received from the

Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Fund immediately prior to the Reorganization; (g) the holding period of each former shareholder of the Fund in the shares of the Successor Series received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (h) the Successor Series' holding periods in the assets received from the Fund in the Reorganization will include the holding periods of such assets in the hands of the Fund immediately prior to the Reorganization.

                           (ii) Such authority,  including  "no-action"  letters
and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                           (iii) The Shares shall have been duly  qualified  for
offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

                           (iv) This  Agreement and the  Reorganization  and, if
necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the holders of the requisite number of shares of beneficial interest of the Fund entitled to vote on the matter under Fundamental Fund's Declaration of Trust.

                           (v) On the Closing Date, (a) the Commission shall not
have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act and (b) no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  At any time prior to the Closing, any of the foregoing conditions in Section 4, 5 or 6 may be waived by the Fund or the Successor Series, as the case may be, if, in the judgment of such party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the Successor Series, as the case may be.

                  8.       REPRESENTATIONS AND WARRANTIES.

                  a. FUNDAMENTAL FUND. Fundamental Fund, with respect to itself and the Fund, represents and warrants to the Tocqueville Trust as follows:

                           (i)  Fundamental   Fund  is  a  business  trust  duly
organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                           (ii)  Fundamental  Fund  is a  registered  investment
company, classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                           (iii)  Fundamental U.S.  Government  Strategic Income
Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series are duly established series of Fundamental Fund;

                           (iv)  Fundamental  Fund  is not,  and the  execution,
delivery and performance of this Agreement will not result, in material violation of Fundamental Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Fundamental Fund is a party or is bound;

                           (v)  Fundamental  Fund has no material  contracts  or
other commitments (other than this Agreement) which will be terminated with liability to the Fund prior to the Closing, except contracts entered into in the ordinary course of its business and this Agreement;

                           (vi) Except as otherwise  disclosed in writing to and
accepted by the Tocqueville Trust, there is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to Fundamental Fund's knowledge threatened against Fundamental Fund with respect to the Fund or its properties or assets, and Fundamental Fund knows of no fact which might form the basis for the institution of such proceedings, and neither Fundamental Fund nor the Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their ability to consummate the transactions contemplated herein;

                           (vii) The Statement of Assets and  Liabilities of the
Fund at the last day of its most recently completed fiscal year, certified by McGladrey and Pullen, LLP as independent auditors (as supplemented by any unaudited semi-annual report as of the last day of its most recently completed semi-annual fiscal period, if available) has been prepared in accordance with generally accepted accounting principles consistently applied, fairly reflects the financial condition of the Fund as of such date, and there are no known liabilities (contingent or otherwise) of the Fund as of such date which are required to be and are not disclosed therein;

                           (viii)  From  the  date  of the  most  recent  report
referred to in paragraph (vii) above, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or as a result of this transaction (for the purposes of this paragraph (viii), a decline in net assets of the Fund shall not constitute a material adverse change);

                           (ix) All shares of beneficial interest, no par value,
of the Fund are, and at the Closing will be, duly authorized, legally issued, fully paid and non-assessable, and the Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Fund (other than dividend reinvestment plans of the Fund or as set forth in this Agreement) nor are there outstanding any securities convertible into any shares of the Fund (except pursuant to any exchange privileges described in the current Prospectus or Registration Statement of the Fund under the Securities Act of 1933 (the "1933 Act"));

                           (x) At the  Closing,  the  Fund  will  have  good and
marketable title to the Fund Assets to be transferred to the Successor Series and full right, power and authority to assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

                           (xi) Fundamental Fund has full power and authority to
enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of Fundamental Fund; and, subject to the approval of the shareholders of the Fund, this Agreement constitutes a valid and binding obligation of Fundamental Fund and the Fund, enforceable against Fundamental Fund and the Fund in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                           (xii)  Fundamental  Fund has provided the Tocqueville
Trust with the Fund's most recent Form N-1A Registration Statement under the 1933 Act, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                           (xiii) The information  furnished by the Fund for use
in proxy materials and other documents in connection with the transactions contemplated hereby, and the Registration Statement on Form N-1A of the Successor Series (other than the portions of such materials which relate to this transaction), is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

                           (xiv) The Proxy  Statement  to be used in  connection
with the transactions contemplated hereby (only insofar as it relates to Fundamental Fund) on its effective date and at the Closing, will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  b. THE TOCQUEVILLE TRUST. The Tocqueville Trust, with respect to itself and the Successor Series, represents and warrants to Fundamental Fund as follows:

                           (i) The  Tocqueville  Trust is a business  trust duly
organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                           (ii) The Tocqueville Trust is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                           (iii)  The  Successor  Series  is a duly  established
series of the Tocqueville Trust;

                           (iv) The Tocqueville Trust is not, and the execution,
delivery and performance of this Agreement will not result, in material violation of the Tocqueville Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Tocqueville Trust is a party or is bound;

                           (v) Except as  otherwise  disclosed in writing to and
accepted by Fundamental Fund, there is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to the Tocqueville Trust's knowledge threatened against the Tocqueville Trust with respect to the Successor Series or its properties or assets, and the Tocqueville Trust knows of no fact which might form the basis for the institution of such proceedings, and neither the Tocqueville Trust nor the Successor Series is a party or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their respective abilities to consummate the transactions contemplated herein;

                           (vi) At the Closing all shares of beneficial interest
in the Successor Series will be duly authorized, legally issued, fully paid and non-assessable, and the Successor Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Successor Series (other than dividend reinvestment plans of the Successor Series or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Successor Series (except pursuant to exchange privileges described in the current Prospectus or Registration Statement of the Successor Series under the 1933 Act);

                           (vii)  The  Tocqueville  Trust  has  full  power  and
authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Tocqueville Trust; and this Agreement constitutes a valid and binding obligation of the Tocqueville Trust and the Successor Series, enforceable against the Tocqueville Trust and the Successor Series in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                           (viii) The Tocqueville Trust will provide to the Fund
the Form N-1A Registration Statement under the 1933 Act concerning the Successor Series, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                           (ix)  The   information   to  be   furnished  by  the
Tocqueville Trust for use in Registration Statements, proxy materials and other documents, in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations thereunder applicable thereto; and

                           (x) The Proxy Statement to be used in connection with
the transactions contemplated hereby (only insofar as it relates to the Successor Series or the Tocqueville Trust), on its effective date and at the Closing, will conform in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  9.       COVENANTS OF THE TOCQUEVILLE TRUST

                  The Tocqueville Trust covenants to Fundamental Fund and the Fund as follows:

                           (i) The  Tocqueville  Trust will use its best efforts
and take all actions as may be necessary or advisable to effectuate the Reorganization and to continue the Successor Series in operation thereafter, including the obtaining of any regulatory approvals required to be obtained by it.

                           (ii)  The   Tocqueville   Trust,  on  behalf  of  the
Successor Series, agrees, for the period beginning at the Closing and ending not less than two years thereafter, to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as an independent trustee ("Indemnified Person") of Fundamental Fund, against all costs and expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnified Person in connection with any claim, whether the basis for which is known or unknown on the date hereof, that is asserted against such Indemnified Person arising out of such person's service as an independent trustee of Fundamental Fund, provided that such indemnification and advancement of expenses shall be permitted under Massachusetts law. This paragraph 9 (ii) shall not protect any such Indemnified Person against any liability to Fundamental Fund, the Tocqueville Trust or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Tocqueville Trust for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under Massachusetts law. Such Indemnified Person shall provide to the Tocqueville Trust a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Tocqueville Trust has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Tocqueville Trust for its undertaking; or (b) either a majority of a quorum of disinterested non-party trustees of the Tocqueville Trust, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Tocqueville Trust at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  The Tocqueville Trust agrees that in the event it or the Successor Series is subsequently acquired by merger, acquisition or the sale of substantially all of its assets ("Subsequent Merger"), or it reorganizes or changes its domicile ("Subsequent Redomestication"), it will provide under the terms of such Subsequent Merger or Subsequent Redomestication that the indemnification provided for above shall continue in full force and effect. In the event that the Tocqueville Trust enters into negotiation for a Subsequent Merger or Subsequent Redomestication, the Tocqueville Trust shall promptly notify the Indemnified Person of such intended Subsequent Merger or Subsequent Redomestication.

                  10.      COVENANTS OF FUNDAMENTAL FUND

                  Fundamental Fund covenants to the Tocqueville Trust and the Successor Series as follows:

                           (i)  Fundamental  Fund will use its best  efforts and
take all actions as may be necessary or advisable to effectuate the Reorganization, including the obtaining of any regulatory approvals, as may be required to be obtained by it.

                           (ii)  Except  as  otherwise   contemplated   by  this
Agreement, Fundamental Fund will use its best efforts to conduct the business of the Fund in the ordinary course until the consummation of the Reorganization.

                           (iii) The Fund will duly supplement its Prospectus in
the manner prescribed by Rule 497(e) of the 1933 Act and all other applicable law and regulations.

                  11.      BROKERAGE FEES AND EXPENSES

                           (i)  Fundamental  Fund represents and warrants to the
Tocqueville Trust, and the Tocqueville Trust represents and warrants to Fundamental Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                           (ii)  Fundamental  Fund  and  the  Tocqueville  Trust
confirm their understanding that Fundamental Portfolio Advisors, Inc. and Tocqueville Asset Management L.P. will be responsible for all expenses in connection with the Reorganization.

                  12.      TERMINATION.

                  The Board of Trustees of Fundamental Fund may terminate this Agreement and abandon the Reorganization contemplated hereby at any time prior thereto, notwithstanding approval thereof by the shareholders of the Fund if, in the judgment of such Board proceeding with the Reorganization would be inadvisable or if any of the conditions set forth in Sections 5 or 7 hereof have not been satisfied. The Board of Trustees of the Tocqueville Trust may terminate this Agreement and abandon the Reorganization contemplated hereby if any of the conditions set forth in Sections 6 or 7 hereof have not been satisfied. In the event of any such termination, there shall be no liability for damages on the part of either party to the other.

                  13.      ENTIRE AGREEMENT.

                  This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. This Agreement may not be amended without the consent in writing of both parties hereto. Furthermore, after approval of this Agreement by the shareholders of the Fund, no amendments may be made that materially adversely affect the interests of shareholders of the Fund unless such amendments are submitted for shareholder approval.

                  14.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties made in this Agreement shall not survive the Closing.

                  15.      FURTHER ASSURANCES.

                  Fundamental Fund and the Tocqueville Trust shall take such further action as may be reasonably necessary or desirable and proper to consummate the transactions contemplated hereby.

                  16.      GOVERNING LAW.

                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of law.

                  17.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

                  Copies of the Declaration of Trust of Fundamental Fund and the Tocqueville Trust are on file with The Commonwealth of Massachusetts and notice is hereby given that it is executed on behalf of the trustees of Fundamental Fund and the Tocqueville Trust as trustees and not individually and that the obligations of Fundamental Fund and the Tocqueville Trust pursuant to this Agreement and the other agreements contemplated hereby are not binding upon any of the trustees or shareholders individually but binding only upon the assets and property of Fundamental Fund and the Tocqueville Trust.

                  18.       NOTICES.

                  All notices, requests, demands and other communications required or permitted hereunder shall be in writing and deemed properly given if hand delivered or deposited in the U.S. mail, return receipt requested or certified, postage prepaid, or with an overnight delivery service, as follows:

                  a.       if to Fundamental Fund:

                           Fundamental Fixed-Income Fund
                           90 Washington Street, 19th Floor
                           New York, New York  10006

                           Attention: Dr. Vincent J. Malanga

                           and additional copies to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022

                           Attention: Carl Frischling, Esq.

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York 10038

                           Attention: Stuart Coleman, Esq.

                  b.       if to the Tocqueville Trust:

                           The Tocqueville Trust
                           1675 Broadway
                           New York, New York  10019

                           Attention: Robert Kleinschmidt

                           and an additional copy to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022

                           Attention: Susan Penry-Williams, Esq.

or to such other person or address as Fundamental Fund or the Tocqueville Trust, respectively, shall furnish to the other in writing.

                  IN WITNESS WHEREOF, each of Fundamental Fund and the Tocqueville Trust have caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.


                                      Fundamental Fixed-Income Fund, for itself
                                        and  on  behalf  of  Fundamental   U.S.
                                        Government   Strategic   Income   Fund,
                                        High-Yield  Municipal  Bond  Series and
                                        Tax-Free Money Market Series



                                      By: /s/ Vincent J. Malanga
                                          ----------------------
                                          Name:  Vincent J. Malanga
                                          Title:   President
ATTEST:

By: /s/ Carole M. Laible
    --------------------
     Name:  Carole M. Laible
     Title:  Secretary


                                      The Tocqueville Trust, for  itself and on
                                        behalf of the U.S. Government Strategic
                                        Income    Fund    Series,    High-Yield
                                        Municipal  Bond  Fund  Series  and Tax-
                                        Free Money Market Fund Series.


                                      By: /s/ Robert Kleinschmidt
                                          -----------------------
                                          Name:   Robert Kleinschmidt
                                          Title:     President


ATTEST:

By:/s/ Kieran Lyons
   ----------------
Name: Kieran Lyons
Title:   Vice President

                                                                       Exhibit B


                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 15th day of July, 1997, by and between The California Muni Fund, a Massachusetts business trust (the "Fund"), and The Tocqueville Trust, a Massachusetts business trust (the "Tocqueville Trust"), for itself and on behalf of its Tocqueville California Muni Series (the "Successor Series").

         This Agreement shall constitute a separate Agreement and Plan of Reorganization for the Fund and the Successor Series. It is expressly agreed that the respective rights and obligations of the Fund and the Successor Series, as provided for hereunder, are separate from the rights and obligations of any other funds managed by Fundamental Portfolio Advisors, Inc. and successor series of the Tocqueville Trust, and that neither the rights and obligations of the Fund nor of the Successor Series shall be construed to be joint rights or obligations of the other funds managed by Fundamental Portfolio Advisors, Inc. or their corresponding successor series, respectively, notwithstanding the fact that such other funds and successor series may be subject to a separate agreement and plan of reorganization containing terms and conditions which are substantially the same as the terms and conditions set forth herein.

                  In consideration of the mutual promises herein contained, the Fund and the Tocqueville Trust, for itself and on behalf of the Successor Series, hereby agree as follows:

                  1.       APPROVAL BY SHAREHOLDERS.

                  A special meeting of the shareholders of the Fund (the "Meeting") will be called for the purpose of considering adoption of this Agreement and Plan of Reorganization and considering such other business as may properly come before the Meeting. The agenda for such Meeting may include such other proposals as the Board of Trustees of the Fund may deem appropriate.

                  2.       PLAN OF REORGANIZATION.

                           (i) Subject to the terms and  conditions set forth in
this Agreement, the Fund will convey, transfer and deliver to the Successor Series at the closing provided for in Section 3 (hereinafter called the "Closing") all of its assets as set forth in paragraph 2(i) (the "Fund Assets"). In consideration thereof, and subject to the terms and conditions set forth in this Agreement, at the Closing the Successor Series will (a) assume certain identified liabilities attributable to the Fund and (b) deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Series, $.01 par value (the "Shares"), having an aggregate net asset value ("NAV") equal to the aggregate net asset value of the current Fund's shares of beneficial interest (as determined in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund's current Prospectus) on the Closing Date.

                           (ii) The Fund Assets  shall  consist of all  property
and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Fund, and any deferred or prepaid expenses shown as an asset on the Fund's books on the Closing Date, as defined in paragraph 4.

         At least five (5) days prior to the Closing Date, the Fund will provide the Successor Series with (i) a list of the Fund Assets and (ii) a list of the Fund's Identified Liabilities, as defined below.

                           (iii) The Fund will,  to the extent  consistent  with
its ordinary course of business and historical practices, discharge all of its known liabilities and obligations prior to the Closing Date. The Successor Series will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of its corresponding Fund prepared by the Fund's accountant as of the Valuation Date (as defined in paragraph 3(i), in accordance with generally accepted accounting principles consistently applied from the prior audited period (the "Identified Liabilities"). The Successor Series shall assume only the Identified Liabilities of its corresponding Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, other than those described in Section 9 of this Agreement.

                           (iv) Upon consummation of the transactions  described
in Section 2(i) hereof, the Fund will distribute to persons who are shareholders of record of the Fund at the Closing the Shares received by the Fund pursuant to
Section 2(i), such distribution to be made pro rata to the shareholders based upon the ratio that the percentage of the outstanding shares of the Fund owned by each such shareholder at the Closing bears to the total number of Shares received by the Fund from the Successor Series. Such distribution will be accomplished by the establishment of an open account on the stock records of the Successor Series in the name of each such shareholder of the Fund and setting forth the number of Shares due such shareholder in accordance with the foregoing. Fractional Shares will be carried to the third decimal place. Certificates representing Shares will not be issued.

                           (v) As soon as is  reasonably  practicable  after the
Closing, Fundamental Fund will take all necessary steps under its Declaration of Trust and Massachusetts law to effect a complete liquidation and dissolution of the Fund.

                           (vi) The transactions  contemplated in this Section 2
are referred to as the "Reorganization."

                  3.         VALUATION

                           (i) The value of the Fund  Assets  shall be the value
of such assets computed as of the close of business on the business day immediately preceding the Closing (such time and date being referred to as an "Valuation Date"), using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.

                           (ii) The net asset value of each share of  beneficial
interest of the Successor Series shall be its net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Successor Series' then-current Prospectus and Statement of Additional Information.

                           (iii) All computations of value  contemplated by this
Section 3 shall be made by the Successor Series' fund accountant. The Successor Series shall cause its fund accountant to deliver a copy of its valuation report to the Fund and to the Tocqueville Trust at the Closing.

                  4.        CLOSING.

                  The Closing will occur prior to the commencement of business on December 15, 1997 (the "Closing Date") or such other time and date as may be mutually agreed upon by the parties. In the event that the NAV calculations of the Fund or the Successor Series are not readily determinable for purposes of the Reorganization due to market disruption, the Closing shall occur on the next successive business day.

                  5.       CONDITIONS TO OBLIGATIONS OF THE FUND.

                  The   obligations   of  the  Fund  in   connection   with  the
consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) The Fund shall have received the opinion of legal
counsel for the Tocqueville Trust, dated as of the date of the Closing and addressed to the Fund, to the effect that: (a) the Tocqueville Trust is established as a business trust and is validly existing under the laws of The Commonwealth of Massachusetts, (b) the Tocqueville Trust is an open-end investment company of the management type registered under the 1940 Act, and the Successor Series is a duly established series of the Tocqueville Trust, (c) this Agreement, and the Reorganization provided for herein, and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees of the Tocqueville Trust and this Agreement has been duly executed and delivered by the Tocqueville Trust and is a valid and binding obligation of the Tocqueville Trust and the Successor Series, enforceable in accordance with its terms, and (d) the Shares to be issued in the Reorganization will be duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable Shares of the Successor Series. In rendering such opinion, such legal counsel may rely on an opinion of Massachusetts counsel reasonably acceptable to the Fund with respect to matters of

Massachusetts   law,  and  on  certificates  of  officers  or  trustees  of  the
Tocqueville Trust, in each case reasonably acceptable to the Fund.

                           (ii) The Tocqueville  Trust and the Successor  Series
shall have complied with each of their covenants contained herein and each of the representations and warranties of the Tocqueville Trust and the Successor Series contained herein shall be true in all material respects as of the Closing, and the Tocqueville Trust shall have delivered to the Fund a certificate from appropriate officers of the Tocqueville Trust reasonably acceptable to the Fund to such effect.

                  6. CONDITIONS TO OBLIGATIONS OF THE TOCQUEVILLE TRUST AND THE SUCCESSOR SERIES.

                  The obligations of the Tocqueville Trust and the Successor Series in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) The  Tocqueville  Trust shall have  received  the
opinion of legal counsel for the Fund, dated as of the date of the Closing and addressed to the Tocqueville Trust, to the effect that: (a) the Fund is established as a Massachusetts business trust and is validly existing under the laws of The Commonwealth of Massachusetts, (b) Fundamental Fund is an open-end investment company of the management type registered under the 1940 Act, (c) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees of the Fund and this Agreement has been duly executed and delivered by the Fund and is a valid and binding obligation of the Fund, enforceable in accordance with its terms, and (d) the outstanding shares of the Fund have been duly authorized. In rendering such opinion, such legal counsel may rely on an opinion of Massachusetts counsel reasonably acceptable to the Tocqueville Trust with respect to matters of Massachusetts law, and on certificates of officers or trustees of the Fund, in each case reasonably acceptable to the Tocqueville Trust.

                           (ii) The Fund  shall have  complied  with each of its
covenants contained herein and each of the representations and warranties of the Fund shall be true in all material respects as of the Closing, and the Fund shall have delivered to the Tocqueville Trust a certificate from appropriate officers of the Fund reasonably acceptable to the Tocqueville Trust to such effect.

                           (iii) The Board of Trustees of the Fund,  including a
majority of the trustees (directors) who are not "interested persons" of the Fund (as defined by the 1940 Act) shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Fund and that the interests of the shareholders in the Fund would not be diluted as a result of such transactions.

                  7. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TOCQUEVILLE TRUST.

                  The obligations of the Fund and the Tocqueville Trust in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) The  Tocqueville  Trust and the Fund  shall  have
received an opinion of legal counsel to the Fund, dated as of the date of the Closing, addressed to and in form and substance satisfactory to the Tocqueville Trust and the Fund to the effect that: (a) the transfer of all of the assets of the Fund to the Successor Series in exchange for the assumption of the Identified Liabilities of the Fund by the Successor Series, the delivery to the Fund of shares of the Successor Series, the distribution by the Fund pro rata to its shareholders of such shares of the Successor Series, and the termination of such Fund, pursuant to the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; (b) the Fund will not recognize any gain or loss as a result of the Reorganization; (c) the Successor Series will not recognize any gain or loss on the receipt of the assets of the Fund in exchange for shares of the Successor Series; (d) the shareholders of the Fund will not recognize any gain or loss on the exchange of their shares of the Fund for shares of the Successor Series; (e) the aggregate tax basis of the Successor Series received by each shareholder of the Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (f) the Successor Series' adjusted tax bases in the assets received from the Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Fund immediately prior to the Reorganization; (g) the holding period of each former shareholder of the Fund in the shares of the Successor Series received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (h) the Successor Series' holding periods in the assets received from the Fund in the

Reorganization will include the holding periods of such assets in the hands of the Fund immediately prior to the Reorganization.

                           (ii) Such authority,  including  "no-action"  letters
and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                           (iii) The Shares shall have been duly  qualified  for
offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

                           (iv) This  Agreement and the  Reorganization  and, if
necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the holders of the requisite number of shares of beneficial interest of the Fund entitled to vote on the matter under Fundamental Fund's Declaration of Trust.

                           (v) On the Closing Date, (a) the Commission shall not
have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act and (b) no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  At any time prior to the Closing, any of the foregoing conditions in Section 4, 5 or 6 may be waived by the Fund or the Successor Series, as the case may be, if, in the judgment of such party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the Successor Series, as the case may be.

                  8.       REPRESENTATIONS AND WARRANTIES.

                  a. THE FUND. The Fund represents and warrants to the Tocqueville Trust as follows:

                           (i) The  Fund is a  business  trust  duly  organized,
validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                           (ii) The  Fund is a  registered  investment  company,
classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                           (iii) The Fund is not,  and the  execution,  delivery
and performance of this Agreement will not result, in material violation of the Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or is bound;

                           (iv)  The  Fund has no  material  contracts  or other
commitments (other than this Agreement) which will be terminated with liability to the Fund prior to the Closing, except contracts entered into in the ordinary course of its business and this Agreement;

                           (v) Except as  otherwise  disclosed in writing to and
accepted by the Tocqueville Trust, there is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to the Fund's knowledge threatened against the Fund or its properties or assets, and the Fund knows of no fact which might form the basis for the institution of such proceedings, and the Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their ability to consummate the transactions contemplated herein;

                           (vi) The Statement of Assets and  Liabilities  of the
Fund at the last day of its most recently completed fiscal year, certified by McGladrey and Pullen, LLP as independent auditors (as supplemented by any unaudited semi-annual report as of the last day of its most recently completed semi-annual fiscal period, if available) has been prepared in accordance with generally accepted accounting principles consistently applied, fairly reflects the financial condition of the Fund as of such date, and there are no known liabilities (contingent or otherwise) of the Fund as of such date which are required to be and are not disclosed therein;

                           (vii)  From  the  date  of  the  most  recent  report
referred to in paragraph (vi) above, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or as a result of this transaction (for the purposes of this paragraph (vii), a decline in net assets of the Fund shall not constitute a material adverse change);

                           (viii)  All  shares of  beneficial  interest,  no par
value, of the Fund are, and at the Closing will be, duly authorized, legally issued, fully paid and non-assessable, and the Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Fund (other than dividend reinvestment plans of the Fund or as set forth in this Agreement) nor are there outstanding any securities convertible into any shares of the Fund (except pursuant to any exchange privileges described in the current Prospectus or Registration Statement of the Fund under the Securities Act of 1933 (the "1933 Act"));

                           (ix) At the  Closing,  the Fund  will  have  good and
marketable title to the Fund Assets to be transferred to the Successor Series and full right, power and authority to assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

                           (x) The Fund has full  power and  authority  to enter
into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Fund; and, subject to the approval of the shareholders of the Fund, this Agreement constitutes a valid and binding obligation of the Fund and the Fund, enforceable against the Fund and the Fund in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                           (xi) The Fund has provided the Tocqueville Trust with
the Fund's most recent Form N-1A Registration Statement under the 1933 Act, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                           (xii) The  information  furnished by the Fund for use
in proxy materials and other documents in connection with the transactions contemplated hereby, and the Registration Statement on Form N-1A of the Successor Series (other than the portions of such materials which relate to this transaction), is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

                           (xiii) The Proxy  Statement to be used in  connection
with the transactions contemplated hereby (only insofar as it relates to Fundamental Fund) on its effective date and at the Closing, will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  b. THE TOCQUEVILLE TRUST. The Tocqueville Trust, with respect to itself and the Successor Series, represents and warrants to the Fund as follows:

                           (i) The  Tocqueville  Trust is a business  trust duly
organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                           (ii) The Tocqueville Trust is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                           (iii)  The  Successor  Series  is a duly  established
series of the Tocqueville Trust;

                           (iv) The Tocqueville Trust is not, and the execution,
delivery and performance of this Agreement will not result, in material violation of the Tocqueville Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Tocqueville Trust is a party or is bound;

                           (v) Except as  otherwise  disclosed in writing to and
accepted by the Fund, there is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to the Tocqueville Trust's knowledge threatened against the Tocqueville Trust with respect to the Successor Series or its properties or assets, and the Tocqueville Trust knows of no fact which might form the basis for the institution of such proceedings, and neither the Tocqueville Trust nor the Successor Series is a party or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their respective abilities to consummate the transactions contemplated herein;

                           (vi) At the Closing all shares of beneficial interest
in the Successor Series will be duly authorized, legally issued, fully paid and non-assessable, and the Successor Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Successor Series (other than dividend reinvestment plans of the Successor Series or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Successor Series (except pursuant to exchange privileges described in the current Prospectus or Registration Statement of the Successor Series under the 1933 Act);

                           (vii)  The  Tocqueville  Trust  has  full  power  and
authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Tocqueville Trust; and this Agreement constitutes a valid and binding obligation of the Tocqueville Trust and the Successor Series, enforceable against the Tocqueville Trust and the Successor Series in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                           (viii) The Tocqueville Trust will provide to the Fund
the Form N-1A Registration Statement under the 1933 Act concerning the Successor Series, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                           (ix)  The   information   to  be   furnished  by  the
Tocqueville Trust for use in Registration Statements, proxy materials and other documents, in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations thereunder applicable thereto; and

                           (x) The Proxy Statement to be used in connection with
the transactions contemplated hereby (only insofar as it relates to the Successor Series or the Tocqueville Trust), on its effective date and at the Closing, will conform in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  9.       COVENANTS OF THE TOCQUEVILLE TRUST

                  The Tocqueville Trust covenants to the Fund as follows:

                           (i) The  Tocqueville  Trust will use its best efforts
and take all actions as may be necessary or advisable to effectuate the Reorganization and to continue the Successor Series in operation thereafter, including the obtaining of any regulatory approvals required to be obtained by it.

                           (ii)  The   Tocqueville   Trust,  on  behalf  of  the
Successor Series, agrees, for the period beginning at the Closing and ending not less than two years thereafter, to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as an independent trustee ("Indemnified Person") of the Fund, against all costs and expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnified Person in connection with any claim, whether the basis for which is known or unknown on the date hereof, that is asserted against such Indemnified Person arising out of such person's service as an independent trustee of the Fund, provided that such indemnification and advancement of expenses shall be permitted under Massachusetts law. This paragraph 9 (ii) shall not protect any such Indemnified Person against any liability to the Fund, the Tocqueville Trust or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Tocqueville Trust for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under Massachusetts law. Such Indemnified Person shall provide to the Tocqueville Trust a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Tocqueville Trust has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Tocqueville Trust for its undertaking; or (b) either a majority of a quorum of disinterested non-party trustees of the Tocqueville Trust, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Tocqueville Trust at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  The Tocqueville Trust agrees that in the event it or the Successor Series is subsequently acquired by merger, acquisition or the sale of substantially all of its assets ("Subsequent Merger"), or it reorganizes or changes its domicile ("Subsequent Redomestication"), it will provide under the terms of such Subsequent Merger or Subsequent Redomestication that the indemnification provided for above shall continue in full force and effect. In the event that the Tocqueville Trust enters into negotiation for a Subsequent Merger or Subsequent Redomestication, the Tocqueville Trust shall promptly notify the Indemnified Person of such intended Subsequent Merger or Subsequent Redomestication.

                  10.      COVENANTS OF THE FUND

                  The Fund covenants to the Tocqueville Trust and the Successor Series as follows:

                           (i) The Fund will use its best  efforts  and take all
actions as may be necessary or advisable to effectuate the Reorganization, including the obtaining of any regulatory approvals, as may be required to be obtained by it.

                           (ii)  Except  as  otherwise   contemplated   by  this
Agreement, the Fund will use its best efforts to conduct the business of the Fund in the ordinary course until the consummation of the Reorganization.

                           (iii) The Fund will duly supplement its Prospectus in
the manner prescribed by Rule 497(e) of the 1933 Act and all other applicable law and regulations.


                  11.      BROKERAGE FEES AND EXPENSES

                           (i)  The  Fund   represents   and   warrants  to  the
Tocqueville Trust, and the Tocqueville Trust represents and warrants to the Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                           (ii) The Fund and the Tocqueville Trust confirm their
understanding that Fundamental Portfolio Advisors, Inc. and Tocqueville Asset Management L.P. will be responsible for all expenses in connection with the Reorganization.

                  12.      TERMINATION.

                  The Board of Trustees of the Fund may terminate this Agreement and abandon the Reorganization contemplated hereby at any time prior thereto, notwithstanding approval thereof by the shareholders of the Fund if, in the judgment of such Board proceeding with the Reorganization would be inadvisable or if any of the conditions set forth in Sections 5 or 7 hereof have not been satisfied. The Board of Trustees of the Tocqueville Trust may terminate this Agreement and abandon the Reorganization contemplated hereby if any of the conditions set forth in Sections 6 or 7 hereof have not been satisfied. In the event of any such termination, there shall be no liability for damages on the part of either party to the other.

                  13.      ENTIRE AGREEMENT.

                  This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. This Agreement may not be amended without the consent in writing of both parties hereto. Furthermore, after approval of this Agreement by the shareholders of the Fund, no amendments may be made that materially adversely affect the interests of shareholders of the Fund unless such amendments are submitted for shareholder approval.

                  14.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties made in this Agreement shall not survive the Closing.

                  15.      FURTHER ASSURANCES.

                  The Fund and the Tocqueville Trust shall take such further action as may be reasonably necessary or desirable and proper to consummate the transactions contemplated hereby.

                  16.      GOVERNING LAW.

                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of law.

                  17. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

                  Copies of the Declaration of Trust of the Fund and the Tocqueville Trust are on file with The Commonwealth of Massachusetts and notice is hereby given that it is executed on behalf of the trustees of the Fund and the Tocqueville Trust as trustees and not individually and that the obligations of the Fund and the Tocqueville Trust pursuant to this Agreement and the other agreements contemplated hereby are not binding upon any of the trustees or shareholders individually but binding only upon the assets and property of the Fund and the Tocqueville Trust.

                  18.       NOTICES.

                  All notices, requests, demands and other communications required or permitted hereunder shall be in writing and deemed properly given if hand delivered or deposited in the U.S. mail, return receipt requested or certified, postage prepaid, or with an overnight delivery service, as follows:

                  a.       if to the Fund:

                           The California Muni Fund
                           90 Washington Street, 19th Floor
                           New York, New York  10006

                           Attention: Dr. Vincent J. Malanga

                           and additional copies to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022

                           Attention: Carl Frischling, Esq.

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York 10038

                           Attention: Stuart Coleman, Esq.

                  b.       if to the Tocqueville Trust:

                           The Tocqueville Trust
                           1675 Broadway
                           New York, New York  10019

                           Attention:  Robert Kleinschmidt

                           and an additional copy to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022

                           Attention: Susan Penry-Williams, Esq.

or to such other person or address as the Fund or the Tocqueville Trust, respectively, shall furnish to the other in writing.

                  IN WITNESS WHEREOF, each of the Fund and the Tocqueville Trust have caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.

                                       The California Muni Fund


                                       By:/s/ Vincent J. Malanga
                                          ----------------------
                                       Name:  Vincent J. Malanga
                                       Title:  President



ATTEST:


By:/s/ Carole M. Laible
   --------------------
     Name:  Carole M. Laible
     Title:  Secretary



                                       The Tocqueville Trust, for itself and on
                                                      behalf of the
                                                California Muni Fund Series


                                       By: /s/ Robert Kleinschmidt
                                           -----------------------
                                           Name:  Robert Kleinschmidt
                                           Title:    President


ATTEST:

By:/s/ Kieran Lyons
   ----------------
Name: Kieran Lyons
Title:   Vice President

                                                                       Exhibit C


                      AGREEMENT AND PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 15th day of July, 1997, by and between Fundamental Funds, Inc., a Maryland corporation (the "Fundamental Fund"), for itself and on behalf of its New York Muni Fund (the "Fund"), and The Tocqueville Trust, a Massachusetts business trust ("the Tocqueville Trust"), for itself and on behalf of its Tocqueville New York Muni Fund Series (the "Successor Series").

         This Agreement shall constitute a separate Agreement and Plan of Reorganization for the Fund and the Successor Series. It is expressly agreed that the respective rights and obligations of the Fund and the Successor Series, as provided for hereunder, are separate from the rights and obligations of any other funds managed by Fundamental Portfolio Advisors, Inc. and successor series of the Tocqueville Trust, and that neither the rights and obligations of the Fund nor of the Successor Series shall be construed to be joint rights or obligations of the other funds managed by Fundamental Portfolio Advisors, Inc. or their corresponding successor series, respectively, notwithstanding the fact that such other funds and successor series may be subject to a separate agreement and plan of reorganization containing terms and conditions which are substantially the same as the terms and conditions set forth herein. For purposes of Maryland corporate law this Agreement shall constitute a separate Agreement and Plan of Reorganization for Fundamental Fund and Tocqueville Trust.

         In consideration of the mutual promises herein contained, Fundamental Fund, for itself and on behalf of the Fund, and the Tocqueville Trust, for itself and on behalf of the Successor Series, hereby agree as follows:

                  1.       APPROVAL BY SHAREHOLDERS.

                  A special meeting of the shareholders of the Fund (which constitute all of the shareholders of Fundamental Fund) (the "Meeting") will be called for the purpose of considering adoption of this Agreement and Plan of Reorganization and considering such other business as may properly come before the Meeting. The agenda for such Meeting may include such other proposals as the Board of Trustees of Fundamental Fund may deem appropriate.

                  2.       PLAN OF REORGANIZATION.

                           (i) Subject to the terms and  conditions set forth in
this Agreement, the Fund will convey, transfer and deliver to the Successor Series at the closing provided for in Section 3 (hereinafter called the "Closing") all of its assets as set forth in paragraph 2(ii) (which constitute all of the assets of Fundamental Fund) (the "Fund Assets"). In consideration thereof, and subject to the terms and conditions set forth in this Agreement, at the Closing the Successor Series will (a) assume certain identified liabilities attributable to the Fund and (b) deliver to the Fund and Fundamental Fund a number of full and fractional shares of beneficial interest of the Successor Series, $.01 par value (the "Shares"), having an aggregate net asset value ("NAV") equal to the aggregate net asset value of the Fund's shares of common stock (as determined in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund's current Prospectus) on the Closing Date.

                           (ii) The Fund Assets  shall  consist of all  property
and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Fund (which constitute all of the assets of Fundamental Fund), and any deferred or prepaid expenses shown as an asset on the Fund's books on the Closing Date, as defined in paragraph 4.

         At least five (5) days prior to the Closing Date, the Fund will provide the Successor Series with (i) a list of the Fund Assets and (ii) a list of the Fund's Identified Liabilities, as defined below.

                           (iii) The Fund will,  to the extent  consistent  with
its ordinary course of business and historical practices, discharge all of its known liabilities and obligations prior to the Closing Date. The Successor Series will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of its Fund prepared by the Fund's accountant as of the Valuation Date (as defined in paragraph 3(i), in accordance with generally accepted accounting principles consistently applied from the prior audited period (the "Identified Liabilities"). The Successor Series shall assume only the Identified Liabilities of its Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued, other than those described in Section 9 of this Agreement.

                           (iv) Upon consummation of the transactions  described
in Section 2(i) hereof, the Fund will distribute to persons who are shareholders of record of the Fund at the Closing the Shares received by the Fund pursuant to
Section 2(i), such distribution to be made pro rata to the shareholders based upon the ratio that the percentage of the outstanding shares of the Fund owned by each such shareholder at the Closing bears to the total number of Shares received by the Fund from the Successor Series. Such distribution will be accomplished by the establishment of an open account on the stock records of the Successor Series in the name of each such shareholder of the Fund and setting forth the number of Shares due such shareholder in accordance with the foregoing. Fractional Shares will be carried to the third decimal place. Certificates representing Shares will not be issued.

                           (v) As soon as is  reasonably  practicable  after the
Closing, Fundamental Fund will take all necessary steps under its Articles of Incorporation and Maryland law to effect a complete liquidation and dissolution of the Fund.

                           (vi) The transactions  contemplated in this Section 2
are referred to as the "Reorganization."

                  3.         VALUATION

                           (i) The value of the Fund  Assets  shall be the value
of such assets computed as of the close of business on the business day immediately preceding the Closing (such time and date being referred to as an "Valuation Date"), using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.

                           (ii) The net asset value of each share of  beneficial
interest of the Successor Series shall be its net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Successor Series's then-current Prospectus and Statement of Additional Information.

                           (iii) All computations of value  contemplated by this
Section 3 shall be made by the Successor Series's fund accountant. The Successor Series shall cause its fund accountant to deliver a copy of its valuation report to Fundamental Fund and to the Tocqueville Trust at the Closing.

                  4.        CLOSING.

                  The Closing will occur prior to the commencement of business on December 15, 1997 (the "Closing Date") or such other time and date as may be mutually agreed upon by the parties. In the event that the NAV calculations of the Fund or the Successor Series are not readily determinable for purposes of the Reorganization due to market disruption, the Closing shall occur on the next successive business day.

                  5.       CONDITIONS TO OBLIGATIONS OF FUNDAMENTAL FUND AND THE
FUND.

                  The obligations of Fundamental Fund and the Fund in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) Fundamental  Fund shall have received the opinion
of legal counsel for the Tocqueville Trust, dated as of the date of the Closing and addressed to Fundamental Fund, to the effect that: (a) the Tocqueville Trust is established as a business trust and is validly existing under the laws of The Commonwealth of Massachusetts, (b) the Tocqueville Trust is an open-end investment company of the management type registered under the 1940 Act, and the Successor Series is a duly established series of the Tocqueville Trust, (c) this Agreement, and the Reorganization provided for herein, and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees of the Tocqueville Trust and this Agreement has been duly executed and delivered by the Tocqueville Trust and is a valid and binding obligation of the Tocqueville Trust and the Successor Series, enforceable in accordance with its terms, and (d) the Shares to be issued in the Reorganization will be duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable Shares of the Successor Series. In rendering such opinion, such legal counsel may rely on an opinion of Massachusetts counsel reasonably acceptable to Fundamental Fund with respect to matters of Massachusetts law, and on certificates of officers or trustees of the Tocqueville Trust, in each case reasonably acceptable to Fundamental Fund.

                           (ii) The Tocqueville  Trust and the Successor  Series
shall have complied with each of their covenants contained herein and each of the representations and warranties of the Tocqueville Trust and the Successor Series contained herein shall be true in all material respects as of the Closing, and the Tocqueville Trust shall have delivered to Fundamental Fund a certificate from appropriate officers of the Tocqueville Trust reasonably acceptable to Fundamental Fund to such effect.

                  6. CONDITIONS TO OBLIGATIONS OF THE TOCQUEVILLE TRUST AND THE SUCCESSOR SERIES.

                  The obligations of the Tocqueville Trust and the Successor Series in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) The  Tocqueville  Trust shall have  received  the
opinion of legal counsel for Fundamental Fund, dated as of the date of the Closing and addressed to the Tocqueville Trust, to the effect that: (a) Fundamental Fund is established as a Maryland corporation and is validly existing under the laws of the State of Maryland, (b) Fundamental Fund is an open-end investment company of the management type registered under the 1940 Act, (c) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Directors of Fundamental Fund and this Agreement has been duly executed and delivered by Fundamental Fund and is a valid and binding obligation of Fundamental Fund and the Fund, enforceable in accordance with its terms, and (d) the outstanding shares of the Fund have been duly authorized. In rendering such opinion, such legal counsel may rely on an opinion of Maryland counsel reasonably acceptable to the Tocqueville Trust with respect to matters of Maryland law, and on certificates of officers or directors of Fundamental Fund, in each case reasonably acceptable to the Tocqueville Trust.

                           (ii)  Fundamental  Fund shall have complied with each
of its covenants contained herein and each of the representations and warranties of Fundamental Fund shall be true in all material respects as of the Closing, and Fundamental Fund shall have delivered to the Tocqueville Trust a certificate from appropriate officers of Fundamental Fund reasonably acceptable to the Tocqueville Trust to such effect.

                           (iii) The Board of  Directors  of  Fundamental  Fund,
including a majority of the directors who are not "interested persons" of Fundamental Fund (as defined by the 1940 Act) shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Fund and that the interests of the shareholders in the Fund would not be diluted as a result of such transactions.

                  7. CONDITIONS TO OBLIGATIONS OF FUNDAMENTAL FUND AND THE TOCQUEVILLE TRUST.

                  The obligations of Fundamental Fund and the Tocqueville Trust in connection with the consummation of the Reorganization shall be subject to the satisfaction of each of the following conditions:

                           (i) The Tocqueville  Trust and Fundamental Fund shall
have received an opinion of legal counsel to Fundamental Fund, dated as of the date of the Closing, addressed to and in form and substance satisfactory to the Tocqueville Trust and Fundamental Fund to the effect that: (a) the transfer of all of the assets of the Fund to the Successor Series in exchange for the assumption of the Identified Liabilities of the Fund by the Successor Series, the delivery to the Fund of shares of the Successor Series, the distribution by the Fund pro rata to its shareholders of such shares of the Successor Series, and the termination of such Fund, pursuant to the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended; (b) the Fund will not recognize any gain or loss as a result of the Reorganization; (c) the Successor Series will not recognize any gain or loss on the receipt of the assets of the Fund in exchange for shares of the Successor Series; (d) the shareholders of the Fund will not recognize any gain or loss on the exchange of their shares of the Fund for shares of the Successor Series; (e) the aggregate tax basis of the Successor Series received by each shareholder of the Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor; (f) the Successor Series' adjusted tax bases in the assets received from the Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of the Fund immediately prior to the Reorganization; (g) the holding period of each former shareholder of the Fund in the shares of the Successor Series received in the Reorganization will include the period for which such shareholder held his shares of the Fund as a capital asset; and (h) the Successor Series' holding periods in the assets received from the Fund in the Reorganization will include the holding periods of such assets in the hands of the Fund immediately prior to the Reorganization.

                           (ii) Such authority,  including  "no-action"  letters
and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

                           (iii) The Shares shall have been duly  qualified  for
offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

                           (iv) This  Agreement and the  Reorganization  and, if
necessary, a temporary amendment of the investment restrictions that might otherwise preclude the consummation of the Reorganization, shall have been approved by the holders of the requisite number of shares of common stock of the Fund entitled to vote on the matter under Fundamental Fund's Articles of Incorporation.

                           (v) On the Closing Date, (a) the Commission shall not
have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act and (b) no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  At any time prior to the Closing, any of the foregoing conditions in Section 4, 5 or 6 may be waived by the Fund or the Successor Series, as the case may be, if, in the judgment of such party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the Successor Series, as the case may be.

                  8.       REPRESENTATIONS AND WARRANTIES.

                  a. FUNDAMENTAL FUND. Fundamental Fund, with respect to itself and the Fund, represents and warrants to the Tocqueville Trust as follows:

                           (i) Fundamental Fund is a corporation duly organized,
validly existing and in good standing under the laws of the State of Maryland;

                           (ii)  Fundamental  Fund  is a  registered  investment
company, classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                           (iii) New York Muni Fund is a duly established series
of Fundamental Fund;

                           (iv)  Fundamental  Fund  is not,  and the  execution,
delivery and performance of this Agreement will not result, in material violation of Fundamental Fund's Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Fundamental Fund is a party or is bound;

                           (v)  Fundamental  Fund has no material  contracts  or
other commitments (other than this Agreement) which will be terminated with liability to the Fund prior to the Closing, except contracts entered into in the ordinary course of its business and this Agreement;

                           (vi) Except as otherwise  disclosed in writing to and
accepted by the Tocqueville Trust, there is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to Fundamental Fund's knowledge threatened against Fundamental Fund with respect to the Fund or its properties or assets, and Fundamental Fund knows of no fact which might form the basis for the institution of such proceedings, and neither Fundamental Fund nor the Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their ability to consummate the transactions contemplated herein;

                           (vii) The Statement of Assets and  Liabilities of the
Fund at the last day of its most recently completed fiscal year, certified by McGladrey and Pullen, LLP as independent auditors (as supplemented by any unaudited semi-annual report as of the last day of its most recently completed semi-annual fiscal period, if available) has been prepared in accordance with generally accepted accounting principles consistently applied, fairly reflects the financial condition of the Fund as of such date, and there are no known liabilities (contingent or otherwise) of the Fund as of such date which are required to be and are not disclosed therein;

                           (viii)  From  the  date  of the  most  recent  report
referred to in paragraph (vii) above, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or as a result of this transaction (for the purposes of this paragraph (viii), a decline in net assets of the Fund shall not constitute a material adverse change);

                           (ix) All shares of common stock,  $.001 par value, of
the Fund are, and at the Closing will be, duly authorized, legally issued, fully paid and non-assessable, and the Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Fund (other than dividend reinvestment plans of the Fund or as set forth in this Agreement) nor are there outstanding any securities convertible into any shares of the Fund (except pursuant to any exchange privileges described in the current Prospectus or Registration Statement of the Fund under the Securities Act of 1933 (the "1933 Act"));

                           (x) At the  Closing,  the  Fund  will  have  good and
marketable title to the Fund Assets to be transferred to the Successor Series and full right, power and authority to assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Successor Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

                           (xi) Fundamental Fund has full power and authority to
enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of Fundamental Fund; and, subject to the approval of the shareholders of the Fund, this Agreement constitutes a valid and binding obligation of Fundamental Fund and the Fund, enforceable against Fundamental Fund and the Fund in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                           (xii)  Fundamental  Fund has provided the Tocqueville
Trust with the Fund's most recent Form N-1A Registration Statement under the 1933 Act, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                           (xiii) The information  furnished by the Fund for use
in proxy materials and other documents in connection with the transactions contemplated hereby, and the Registration Statement on Form N-1A of the Successor Series (other than the portions of such materials which relate to this transaction), is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

                           (xiv) The Proxy  Statement  to be used in  connection
with the transactions contemplated hereby (only insofar as it relates to Fundamental Fund) on its effective date and at the Closing, will comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  b. THE TOCQUEVILLE TRUST. The Tocqueville Trust, with respect to itself and the Successor Series, represents and warrants to Fundamental Fund as follows:

                           (i) The  Tocqueville  Trust is a business  trust duly
organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

                           (ii) The Tocqueville Trust is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                           (iii)  The  Successor  Series  is a duly  established
series of the Tocqueville Trust;

                           (iv) The Tocqueville Trust is not, and the execution,
delivery and performance of this Agreement will not result, in material violation of the Tocqueville Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Tocqueville Trust is a party or is bound;

                           (v) Except as  otherwise  disclosed in writing to and
accepted by Fundamental Fund, there is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to the Tocqueville Trust's knowledge threatened against the Tocqueville Trust with respect to the Successor Series or its properties or assets, and the Tocqueville Trust knows of no fact which might form the basis for the institution of such proceedings, and neither the Tocqueville Trust nor the Successor Series is a party or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their respective abilities to consummate the transactions contemplated herein;

                           (vi) At the Closing all shares of beneficial interest
in the Successor Series will be duly authorized, legally issued, fully paid and non-assessable, and the Successor Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Successor Series (other than dividend reinvestment plans of the Successor Series or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Successor Series (except pursuant to exchange privileges described in the current Prospectus or Registration Statement of the Successor Series under the 1933 Act);

                           (vii)  The  Tocqueville  Trust  has  full  power  and
authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Tocqueville Trust; and this Agreement constitutes a valid and binding obligation of the Tocqueville Trust and the Successor Series, enforceable against the Tocqueville Trust and the Successor Series in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;

                           (viii) The Tocqueville Trust will provide to the Fund
the Form N-1A Registration Statement under the 1933 Act concerning the Successor Series, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading;

                           (ix)  The   information   to  be   furnished  by  the
Tocqueville Trust for use in Registration Statements, proxy materials and other documents, in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations thereunder applicable thereto; and

                           (x) The Proxy Statement to be used in connection with
the transactions contemplated hereby (only insofar as it relates to the Successor Series or the Tocqueville Trust), on its effective date and at the Closing, will conform in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  9.       COVENANTS OF THE TOCQUEVILLE TRUST

                  The Tocqueville Trust covenants to Fundamental Fund and the Fund as follows:

                           (i) The  Tocqueville  Trust will use its best efforts
and take all actions as may be necessary or advisable to effectuate the Reorganization and to continue the Successor Series in operation thereafter, including the obtaining of any regulatory approvals required to be obtained by it.

                           (ii)  The   Tocqueville   Trust,  on  behalf  of  the
Successor Series, agrees, for the period beginning at the Closing and ending not less than two years thereafter, to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as an independent director ("Indemnified Person") of Fundamental Fund, against all costs and expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnified Person in connection with any claim, whether the basis for which is known or unknown on the date hereof, that is asserted against such Indemnified Person arising out of such person's service as an independent director of Fundamental Fund, provided that such indemnification and advancement of expenses shall be permitted under Massachusetts law and other applicable law. This paragraph 9 (ii) shall not protect any such Indemnified Person against any liability to Fundamental Fund, the Tocqueville Trust or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Tocqueville Trust for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under Massachusetts law and other applicable law. Such Indemnified Person shall provide to the Tocqueville Trust a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Tocqueville Trust has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Tocqueville Trust for its undertaking; or (b) either a majority of a quorum of disinterested non- party trustees of the Tocqueville Trust, or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Tocqueville Trust at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

                  The Tocqueville Trust agrees that in the event it or the Successor Series is subsequently acquired by merger, acquisition or the sale of substantially all of its assets ("Subsequent Merger"), or it reorganizes or changes its domicile ("Subsequent Redomestication"), it will provide under the terms of such Subsequent Merger or Subsequent Redomestication that the indemnification provided for above shall continue in full force and effect. In the event that the Tocqueville Trust enters into negotiation for a Subsequent Merger or Subsequent Redomestication, the Tocqueville Trust shall promptly notify the Indemnified Person of such intended Subsequent Merger or Subsequent Redomestication.

                  10.      COVENANTS OF FUNDAMENTAL FUND

                  Fundamental Fund covenants to the Tocqueville Trust and the Successor Series as follows:

                           (i)  Fundamental  Fund will use its best  efforts and
take all actions as may be necessary or advisable to effectuate the Reorganization, including the obtaining of any regulatory approvals, as may be required to be obtained by it.

                           (ii)  Except  as  otherwise   contemplated   by  this
Agreement, Fundamental Fund will use its best efforts to conduct the business of the Fund in the ordinary course until the consummation of the Reorganization.

                           (iii) The Fund will duly supplement its Prospectus in
the manner prescribed by Rule 497(e) of the 1933 Act and all other applicable law and regulations.

                  11.      BROKERAGE FEES AND EXPENSES

                           (i)  Fundamental  Fund represents and warrants to the
Tocqueville Trust, and the Tocqueville Trust represents and warrants to Fundamental Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

                           (ii)  Fundamental  Fund  and  the  Tocqueville  Trust
confirm their understanding that Fundamental Portfolio Advisors, Inc. and Tocqueville Asset Management L.P. will be responsible for all expenses in connection with the Reorganization.


                  12.      TERMINATION.

                  The Board of Directors of Fundamental Fund may terminate this Agreement and abandon the Reorganization contemplated hereby at any time prior thereto, notwithstanding approval thereof by the shareholders of the Fund if, in the judgment of such Board proceeding with the Reorganization would be inadvisable or if any of the conditions set forth in Sections 5 or 7 hereof have not been satisfied. The Board of Trustees of the Tocqueville Trust may terminate this Agreement and abandon the Reorganization contemplated hereby if any of the conditions set forth in Sections 6 or 7 hereof have not been satisfied. In the event of any such termination, there shall be no liability for damages on the part of either party to the other.

                  13.      ENTIRE AGREEMENT.

                  This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. This Agreement may not be amended without the consent in writing of both parties hereto. Furthermore, after approval of this Agreement by the shareholders of the Fund, no amendments may be made that materially adversely affect the interests of shareholders of the Fund unless such amendments are submitted for shareholder approval.

                  14.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties made in this Agreement shall not survive the Closing.

                  15.      FURTHER ASSURANCES.

                  Fundamental Fund and the Tocqueville Trust shall take such further action as may be reasonably necessary or desirable and proper to consummate the transactions contemplated hereby.

                  16.      GOVERNING LAW.

                  This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of law.

                  17. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

                  Copies of the Declaration of Trust of the Tocqueville Trust are on file with The Commonwealth of Massachusetts and notice is hereby given that it is executed on behalf of the trustees of the Tocqueville Trust as trustees and not individually and that the obligations of the Tocqueville Trust pursuant to this Agreement and the other agreements contemplated hereby are not binding upon any of the trustees or shareholders individually but binding only upon the assets and property of the Tocqueville Trust.

                  18.       NOTICES.

                  All notices, requests, demands and other communications required or permitted hereunder shall be in writing and deemed properly given if hand delivered or deposited in the U.S. mail, return receipt requested or certified, postage prepaid, or with an overnight delivery service, as follows:

                  a.       if to Fundamental Funds:

                           Fundamental Funds, Inc.:
                           90 Washington Street, 19th Floor
                           New York, New York  10006

                           Attention: Dr. Vincent J. Malanga

                           and additional copies to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022

                           Attention: Carl Frischling, Esq.

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York 10038

                           Attention: Stuart Coleman, Esq.

                  b.       if to the Tocqueville Trust:

                           The Tocqueville Trust
                           1675 Broadway
                           New York, New York  10019

                           Attention:  Robert Kleinschmidt

                           and an additional copy to:

                           Kramer, Levin, Naftalis & Frankel
                           919 Third Avenue
                           New York, New York  10022

                           Attention: Susan-Penry Williams, Esq.

or to such other person or address as Fundamental Fund or the Tocqueville Trust, respectively, shall furnish to the other in writing.

                  IN WITNESS WHEREOF, each of Fundamental Fund and the Tocqueville Trust have caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.


                                       Fundamental Funds, Inc., for itself and
                                                on behalf of New York Muni Fund

                                       By: /s/ Vincent J. Malanga
                                           ----------------------
                                           Name:  Vincent J. Malanga
                                           Title:   President
ATTEST:

By:/s/ Carole M. Laible
   --------------------
     Name:  Carole M. Laible
     Title:  Secretary

                                       The Tocqueville Trust, for itself and on
                                                    behalf of the
                                                New York Muni Fund Series


                                       By:/s/ Robert Kleinschmidt
                                          -----------------------
                                       Name:  Robert Kleinschmidt
                                       Title:    President


ATTEST:

By:/s/ Kieran Lyons
   ----------------
Name: Kieran Lyons
Title:   Vice President

                          FUNDAMENTAL FIXED-INCOME FUND

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
               SPECIAL MEETING OF SHAREHOLDERS -- _________, 1998

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS ________________ AND _______________, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FUNDAMENTAL FIXED-INCOME FUND


  ---Detach card at perforation and mail in postage paid envelope provided---

1.       Vote on Proposal to approve an Agreement and Plan of Reorganization.

     FOR                          AGAINST                                ABSTAIN
        |_|                             |_|                                |_|

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  ---Detach card at perforation and mail in postage paid envelope provided---

                          FUNDAMENTAL FIXED-INCOME FUND

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of proposal 1.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                          FUNDAMENTAL FIXED-INCOME FUND

                        HIGH-YIELD MUNICIPAL BOND SERIES
               SPECIAL MEETING OF SHAREHOLDERS -- _________, 1998

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE HIGH-YIELD MUNICIPAL BOND SERIES OF FUNDAMENTAL FIXED- INCOME FUND HEREBY CONSTITUTES AND APPOINTS ________________ AND _______________, OR EITHER OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FUNDAMENTAL FIXED-INCOME FUND


  ---Detach card at perforation and mail in postage paid envelope provided---

1. Vote on Proposal to approve an Agreement and Plan of Reorganization.

     FOR                     AGAINST                    ABSTAIN
        |_|                        |_|                        |_|

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  ---Detach card at perforation and mail in postage paid envelope provided---

                          FUNDAMENTAL FIXED-INCOME FUND

                        HIGH-YIELD MUNICIPAL BOND SERIES
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of proposal 1.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                          FUNDAMENTAL FIXED-INCOME FUND

                          TAX-FREE MONEY MARKET SERIES
               SPECIAL MEETING OF SHAREHOLDERS -- _________, 1998

Please refer to the Proxy Statement for a discussion of these matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE TAX-FREE MONEY MARKET SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS ________________ AND _______________, OR EITHER OF THEM, THE ATTORNEYS AND
PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FUNDAMENTAL FIXED-INCOME FUND


  ---Detach card at perforation and mail in postage paid envelope provided---

1.       Vote on Proposal to approve an Agreement and Plan of Reorganization.

     FOR                        AGAINST                         ABSTAIN
        |_|                            |_|                          |_|

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  ---Detach card at perforation and mail in postage paid envelope provided---

                          FUNDAMENTAL FIXED-INCOME FUND

                          TAX-FREE MONEY MARKET SERIES
                                      PROXY

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR approval of proposal 1.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998